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Oppenheimer Global Fund
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6803 South Tucson Way, Englewood, CO 80112
1.800.525.7048

Statement of Additional Information dated January 28, 2002

         This  Statement  of  Additional  Information  is  not a  Prospectus.  This  document  contains  additional information  about the Fund and  supplements  information  in the  Prospectus  dated January 28, 2002. It should be read  together  with the  Prospectus.  You can obtain the  Prospectus  by  writing  to the Fund's  Transfer  Agent,
OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado  80217,  or by calling the Transfer  Agent at the
toll-free   number  shown  above,   or  by  downloading   it  from  the   OppenheimerFunds   Internet   website  at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal investment policies and the main risks of the Fund are described in the  Prospectus.  This  Statement  of  Additional  Information  contains  supplemental  information  about those policies and risks and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.  Additional  information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The  composition of the Fund's  portfolio and the techniques and strategies that the Manager  uses in selecting  portfolio  securities  will vary over time.  The Fund is not required to use all of the  investment  techniques  and  strategies  described  below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         In selecting  securities for the Fund's  portfolio,  the Manager evaluates the merits of particular equity and  fixed-income  securities  primarily  through the  exercise of its own  investment  analysis.  That process may include,  among other  things,  evaluation  of the issuer's  historical  operations,  prospects for the industry of which the issuer is part, the issuer's  financial  condition,  its pending product  developments  and business (and those of  competitors),  the effect of  general  market and  economic  conditions  on the  issuer's  business,  and legislative proposals that might affect the issuer.

         |X|  Investments  in Equity  Securities.  The Fund focuses its  investments  in equity  securities of both foreign and U.S. companies.  Equity securities include common stocks,  preferred stocks,  rights and warrants,  and securities  convertible  into common stock.  The Fund's  investments  can include stocks of companies in any market capitalization  range, if the Manager  believes the investment is consistent with the Fund's  objective,  including the  preservation  of  principal.  Certain  equity  securities  may be  selected  not only for  their  appreciation possibilities but because they may provide dividend income.

         Small-cap growth companies may offer greater  opportunities  for capital  appreciation  than securities of large,  more  established  companies.  However,  these  securities  also involve  greater risks than  securities of larger  companies.  Securities  of small  capitalization  issuers  may be subject to greater  price  volatility  in general  than  securities  of  large-cap  and  mid-cap  companies.  Therefore,  to the  degree  that  the  Fund has investments  in  smaller  capitalization  companies  at times of market  volatility,  the  Fund's  share  price may fluctuate more. Those  investments may be limited to the extent the Manager  believes that such  investments  would be  inconsistent  with the goal of  preservation  of  principal.  As noted below,  the Fund limits  investments  in unseasoned small cap issuers.

              |_| Growth  Companies.  The Fund may invest in securities  of "growth"  companies.  Growth  companies are those  companies  that the Manager  believes  are  entering  into a growth  cycle in their  business,  with the expectation  that  their  stock  will  increase  in  value.  They  may be  established  companies  as well as newer companies in the development stage.  Growth companies may have a variety of  characteristics  that in the Manager's view define them as "growth" issuers.

         They may be  generating  or applying new  technologies,  new or improved  distribution  techniques  or new services.  They may own or  develop  natural  resources.  They may be  companies  that can  benefit  from  changing consumer  demands or  lifestyles,  or  companies  that have  projected  earnings in excess of the average for their sector or industry.  In each case,  they have prospects that the Manager  believes are favorable for the long term.
The portfolio  manager of the Fund looks for growth companies with strong,  capable  management sound financial and accounting policies, successful product development and marketing and other factors.

              |_|  Convertible  Securities.  The value of a convertible  security is a function of its  "investment value" and its  "conversion  value." If the  investment  value  exceeds the  conversion  value,  the security  will behave more like a debt  security  and the  security's  price will likely  increase  when  interest  rates fall and decrease when  interest  rates rise.  If the  conversion  value  exceeds the  investment  value,  the security will behave more like an equity  security.  In that case,  it will likely sell at a premium  over its  conversion  value and its price will tend to fluctuate directly with the price of the underlying security.

         While some  convertible  securities are a form of debt security,  in many cases their  conversion  feature
(allowing  conversion  into  equity  securities)  causes  them  to be  regarded  by the  Manager  more  as  "equity equivalents."  As a result,  the rating  assigned  to the  security  has less  impact on the  Manager's  investment decision than in the case of non-convertible debt fixed-income securities.

         To  determine  whether  convertible  securities  should be regarded as "equity  equivalents,"  the Manager examines the following factors:
(1)      whether,  at the option of the investor,  the convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the  convertible  securities  has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3)      the extent to which the  convertible  security  may be a  defensive  "equity  substitute,"  providing  the ability to participate in any appreciation in the price of the issuer's common stock.

              |_| Rights and Warrants.  Warrants  basically are options to purchase  equity  securities at specific prices valid for a specific  period of time.  Their prices do not  necessarily  move  parallel to the prices of the underlying  securities.  Rights are similar to warrants,  but normally  have a short  duration and are  distributed directly by the issuer to its  shareholders.  Rights and warrants have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

|X|      Foreign  Securities.  The Fund  expects  to have  substantial  investments  in foreign  securities.  These include equity  securities  issued by foreign  companies and debt securities  issued or guaranteed by foreign companies or governments,  including  supra-national  entities.  "Foreign securities" include equity and debt  securities of companies  organized under the laws of countries other than the United
              States and debt securities issued or guaranteed by governments  other than the U.S.  government or by
              foreign supra-national entities.  They also include securities of companies|X|      (including
              those that are located in the U.S. or organized  under U.S.  law) that derive a  significant  portion of  their  revenue  or  profits  from  foreign  businesses,  investments  or  sales,  or that  have a significant  portion of their assets abroad.  They may be traded on foreign  securities  exchanges or in the foreignover-the- over-the-counter markets.

         Securities of foreign issuers that are represented by American  Depository  Receipts or that are listed on a U.S. securities exchange or traded in the U.S.  over-the-counter  markets are not considered "foreign securities"
for the  purpose  of the  Fund's  investment  allocations,  because  they are not  subject  to many of the  special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Fund may  purchase  securities  denominated  in foreign  currencies,  a change in the value of such  foreign  currency  against  the U.S.  dollar  will  result in a change in the  amount of income  the Fund has available  for  distribution.  Because a portion  of the  Fund's  investment  income  may be  received  in  foreign currencies,  the Fund will be required to compute its income in U.S. dollars for distribution to shareholders,  and therefore  the Fund  will  absorb  the cost of  currency  fluctuations.  After  the  Fund has  distributed  income, subsequent  foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

         Investing  in foreign  securities  offers  potential  benefits  not  available  from  investing  solely in securities of domestic  issuers.  They include the  opportunity  to invest in foreign  issuers that appear to offer growth  potential,  or in foreign  countries with economic  policies or business cycles different from those of the
U.S., or to reduce  fluctuations in portfolio  value by taking  advantage of foreign stock markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

              |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities for  investing  but also  present  special  additional  risks and  considerations  not  typically  associated  with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation  in value of  foreign  investments  due to  changes  in  currency  rates or  currency  control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio  transactions  or loss of certificates  for portfolio securities;
         o        possibilities in some countries of expropriation,  confiscatory  taxation,  political,  financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S.  Government  policies have discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

              |_|  Special  Risks of  Emerging  Markets.  Emerging  and  developing  markets  abroad may also offer special  opportunities  for growth investing but have greater risks than more developed  foreign  markets,  such as those in Europe,  Canada,  Australia,  New Zealand and Japan.  There may be even less liquidity in their securities markets,  and  settlements  of purchases and sales of  securities  may be subject to  additional  delays.  They are subject  to  greater  risks  of  limitations  on the  repatriation  of  income  and  profits  because  of  currency restrictions  imposed by local  governments.  Those countries may also be subject to the risk of greater  political and economic  instability,  which can greatly  affect the  volatility of prices of  securities in those  countries.
The Manager will consider  these factors when  evaluating  securities  in these  markets,  because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

         The Fund intends to invest less than 5% of its total assets in securities  of issuers of Eastern  European countries.  The social,  political  and economic  reforms in most  Eastern  European  countries  are still in their early stages,  and there can be no assurance that these reforms will continue.  Eastern European  countries in many cases do not have a  sophisticated  or  well-established  capital  market  structure  for the sale and  trading  of securities.  Participation  in the  investment  markets in some of those  countries  may be available  initially or solely through investment in joint ventures,  state enterprises,  private placements,  unlisted securities or other similar illiquid investment vehicles.

         In addition,  although  investment  opportunities may exist in Eastern European  countries,  any change in the leadership or policies of the governments of those  countries,  or changes in the leadership or policies of any other  government  that  exercises a  significant  influence  over those  countries,  may halt the  expansion of or reverse the  liberalization of foreign  investment  policies now occurring.  As a result  investment  opportunities which may currently exist may be threatened.

         The  prior  authoritarian   governments  of  a  number  of  the  Eastern  European  countries   previously
expropriated large amounts of real and personal  property,  which may include property which will be represented by or held by entities  issuing  the  securities  the Fund might wish to  purchase.  In many cases,  the claims of the prior property  owners against those  governments  were never finally  settled.  There can be no assurance that any property  represented  by or  held  by  entities  issuing  securities  purchased  by the  Fund  will  not  also  be expropriated,  nationalized,  or confiscated. If that property were confiscated,  the Fund could lose a substantial portion  of its  investments  in such  countries.  The  Fund's  investments  could also be  adversely  affected  by exchange control regulations imposed in any of those countries.

         |X|  Investing  in Debt  Securities.  While the Fund does not  invest for the  purpose of seeking  current income,  at times the Fund can invest in debt  securities,  including the  convertible  debt  securities  described above under the  description  of equity  investments.  Debt  securities  also can be selected for investment by the
Fund for  defensive  purposes,  as described  below.  For example,  when the stock market is volatile,  or when the portfolio  manager believes that growth  opportunities in stocks are not attractive,  certain debt securities might provide not only offer defensive opportunities but also some opportunities for capital appreciation.

         The Fund's debt investments can include  corporate bonds and notes of foreign or U.S.  companies,  as well as U.S. and foreign government  securities.  It is not expected that this will be a significant  portfolio strategy of the Fund under normal  market  circumstances,  and the Fund  normally  does not intend to invest more than 5% of its total assets in debt securities.

              |_| Credit  Risk.  Credit  risk  relates to the ability of the issuer to meet  interest or  principal payments or both as they become due. In general,  lower-grade,  higher-yield  bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

                  The  Fund's  debt  investments  can  include  investment-grade  and  non-investment-grade   bonds
(commonly  referred  to as "junk  bonds").  Investment-grade  bonds  are  bonds  rated at  least  "Baa" by  Moody's
Investors  Service,  Inc., at least "BBB" by Standard & Poor's Ratings Services or Fitch,  Inc., or have comparable ratings by another nationally recognized statistical rating organization.

         In making  investments in debt  securities,  the Manager may rely to some extent on the ratings of ratings organizations  or it may use its own research to evaluate a security's  credit-worthiness.  If the  securities  are unrated,  to be considered part of the Fund's holdings of investment-grade  securities,  they must be judged by the
Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

              |_|  Interest  Rate Risk.  Interest  rate risk refers to the  fluctuations  in value of  fixed-income securities  resulting from the inverse  relationship  between price and yield. For example,  an increase in general interest rates will tend to reduce the market value of already-issued  fixed-income  investments,  and a decline in general  interest rates will tend to increase their value. In addition,  debt  securities  with longer  maturities, which tend to have  higher  yields,  are  subject to  potentially  greater  fluctuations  in value from  changes in interest rates than obligations with shorter maturities.

              Fluctuations  in the  market  value of  fixed-income  securities  after  the Fund  buys them will not affect  the  interest  payable  on  those  securities,  nor  the  cash  income  from  them.  However,  those  price fluctuations  will be reflected in the  valuations  of the  securities,  and  therefore the Fund's net asset values will be affected by those fluctuations.

         |X| Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its portfolio securities  during its last fiscal year.  For example,  if a fund sold all of its  securities  during the year, its portfolio  turnover  rate would have been 100%.  The Fund's  portfolio  turnover rate will  fluctuate  from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually.

         Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall  performance.  Additionally,  the realization of capital gains from selling  portfolio securities may result in distributions  of taxable  long-term  capital gains to  shareholders,  since the Fund will normally  distribute all of its capital gains realized each year, to avoid excise taxes under the Internal  Revenue
Code.

Other  Investment  Techniques  and  Strategies.  In seeking its  objective,  the Fund may from time to time use the types  of  investment  strategies  and  investments  described  below.  It is  not  required  to use  all of  these strategies at all times, and at times may not use them.

         |X|  Zero  Coupon  Securities.  The  Fund  may  buy  zero-coupon  and  delayed  interest  securities,  and
"stripped"  securities.  Stripped  securities are debt  securities  whose  interest  coupons are separated from the security and sold separately.  The Fund can buy different types of zero-coupon or stripped  securities,  including, among others,  U.S. Treasury notes or bonds that have been stripped of their interest coupons,  U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon  securities do not make periodic  interest payments and are sold at a deep discount from their face value. The buyer  recognizes a rate of return  determined by the gradual  appreciation of the security,  which is  redeemed  at face value on a  specified  maturity  date.  This  discount  depends on the time  remaining  until maturity,  as well as  prevailing  interest  rates,  the  liquidity of the  security and the credit  quality of the issuer.  In the  absence of threats to the  issuer's  credit  quality,  the  discount  typically  decreases  as the maturity date approaches.  Some zero-coupon  securities are  convertible,  in that they are zero-coupon  securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally  more volatile than the value of other debt  securities.  Their value may  fall  more  dramatically  than the  value of  interest-bearing  securities  when  interest  rates  rise.  When prevailing  interest  rates fall,  zero-coupon  securities  tend to rise more rapidly in value  because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the Fund to  recognize  income  and make distributions  to  shareholders  before it receives any cash payments on the  zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| Repurchase  Agreements.  The Fund may acquire securities subject to repurchase  agreements.  It may do so

o        for liquidity purposes to meet anticipated redemptions of Fund shares, or
o        pending the investment of the proceeds from sales of Fund shares, or
o        pending the settlement of portfolio securities transactions, or
o        for temporary defensive purposes, as described below.

         In a  repurchase  transaction,  the Fund  buys a  security  from,  and  simultaneously  resells  it to, an approved  vendor for delivery on an  agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government  securities.  They must meet credit  requirements set by the Fund's Board of Trustees from time to time.
         The majority of these  transactions  run from day to day, and  delivery  pursuant to the resale  typically occurs  within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's  limits on holding  illiquid  investments.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying  security.  The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the collateral  must equal or exceed the repurchase  price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the  collateral  and may  experience  losses if there is any delay in its ability to do
so. The Manager will  monitor the vendor's  creditworthiness  to confirm that the vendor is  financially  sound and will continuously monitor the collateral's value.

         |X| Illiquid and  Restricted  Securities.  Under the policies  and  procedures  established  by the Fund's
Board of Trustees,  the Manager determines the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the Securities Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted  securities may be negotiated by the Fund with the  issuer  at the time the Fund buys the  securities.  When the Fund must  arrange  registration because the Fund wishes to sell the security,  a  considerable  period may elapse  between the time the decision is made to sell the security and the time the  security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.
Those  percentage  restrictions  do not limit  purchases  of  restricted  securities  that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of 1933, if those  securities have been determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into account the trading  activity for such securities and the availability of reliable  pricing  information,  among other factors.
If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's  holdings of that security may be considered to be illiquid.

         Illiquid  securities  include  repurchase  agreements  maturing in more than seven days and  participation interests that do not have puts exercisable within seven days.

         |X| Forward Rolls.  The Fund can enter into "forward roll"  transactions  with respect to mortgage related securities.  In this type of transaction,  the Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar  security (the same type of security,  and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased  will have the same interest rate as the securities that are sold, but typically will be  collateralized  by different pools of mortgages  (with  different  prepayment histories)  than  the  securities  that  have  been  sold.  Proceeds  from  the sale  are  invested  in  short-term instruments,  such as  repurchase  agreements.  The income from those  investments,  plus the fees from the forward roll  transaction,  are expected to generate  income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered"  rolls.  To assure its future payment of the purchase  price,  the
Fund will identify on its books cash, U.S.  government  securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

         These  transactions have risks.  During the period between the sale and the repurchase,  the Fund will not be entitled to receive  interest and principal  payments on the securities that have been sold. It is possible that the market  value of the  securities  the Fund sells may decline  below the price at which the Fund is obligated to repurchase securities.

         |X| Loans of  Portfolio  Securities.  To raise cash for  liquidity  purposes or income,  the Fund can lend its  portfolio  securities  to brokers,  dealers and other types of financial  institutions  approved by the Fund's
Board of  Trustees.  These loans are  limited to not more than 25% of the value of the Fund's net assets.  The Fund currently does not intend that its loans of securities in the current year will exceed 15% of its total assets.

         There  are some  risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The Fund must receive collateral for a loan. Under current  applicable  regulatory  requirements  (which are  subject to  change),  on each  business  day the loan  collateral  must be at least  equal to the value of the loaned  securities.  It must consist of cash, bank letters of credit,  or securities of the U.S.  Government or its agencies  or  instrumentalities,  or other  cash  equivalents  in which  the Fund is  permitted  to  invest.  To be acceptable  as  collateral,  letters of credit  must  obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the  terms of the  letter.  The terms of the  letter  of  credit  and the  issuing  bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest  on  loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of  interest  may be shared  with the  borrower.  The Fund may also pay  reasonable  finder's,  custodian  bank and administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

         |X|  Borrowing  for  Leverage.  The Fund  has the  ability  to  borrow  up to 10% of the  value of its net assets from banks on an unsecured  basis to invest the borrowed  funds in portfolio  securities.  This  speculative technique is known as  "leverage."  The Fund may borrow only from banks.  Under  current  regulatory  requirements, borrowings  can be made only to the extent that the value of the Fund's  assets,  less its  liabilities  other than borrowings,  is equal to at least 300% of all borrowings  (including the proposed  borrowing).  If the value of the
Fund's assets fails to meet this 300% asset coverage  requirement,  the Fund will reduce its bank debt within three days  to  meet  the  requirement.  To do so,  the  Fund  might  have  to sell a  portion  of its  investments  at a disadvantageous time.

         The Fund will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not borrow for  leverage.  Additionally,  the Fund's net asset  value per share might  fluctuate  more than that of funds that do not borrow.  Currently,  the Fund does not  contemplate  using this technique in the next year but if it does so, it will not likely be to a substantial degree.

         |X|  Derivatives.  The Fund can  invest in a  variety  of  derivative  investments  to seek  income or for hedging  purposes.  Some  derivative  investments the Fund can use are the hedging  instruments  described below in this  Statement of  Additional  Information.  However,  the Fund does not use, and does not  currently  contemplate using,  derivatives or hedging  instruments  to a significant  degree in the coming year and it is not obligated to use them in seeking its objective.

         Some of the derivative  investments  the Fund can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked  debt  securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount  based on the price of the  issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount  payable at maturity  will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         Other  derivative  investments  the Fund can  invest in include  "index-linked"  notes.  Principal  and/or interest  payments on these notes depend on the  performance of an underlying  index.  Currency-indexed  securities are another  derivative the Fund may use.  Typically  these are short-term or  intermediate-term  debt  securities.
Their  value at maturity  or the rates at which they pay income are  determined  by the change in value of the U.S.
dollar against one or more foreign  currencies or an index.  In some cases,  these  securities may pay an amount at maturity  based on a  multiple  of the  amount of the  relative  currency  movements.  This type of index  security offers the potential for increased  income or principal  payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         |X| Hedging.  Although the Fund does not  anticipate  the extensive use of hedging  instruments,  the Fund can use  hedging  instruments.  It is not  obligated  to use them in seeking its  objective.  To attempt to protect against  declines in the market value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains in the value of portfolio  securities  which have  appreciated,  or to facilitate  selling  securities  for investment reasons, the Fund could:
o        sell futures contracts,
o        buy puts on such futures or on securities, or
         o        write  covered  calls on  securities  or futures.  Covered calls may also be used to increase the
              Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the  securities  market as a temporary  substitute for purchasing  particular  securities.  In that case the Fund would  normally seek to purchase the securities and then terminate  that  hedging  position.  The Fund might also use this type of hedge to attempt to protect  against  the possibility that its portfolio  securities  would not be fully included in a rise in value of the market.  To do so the Fund could:
o        buy futures, or
o        buy calls on such futures or on securities.

         The Fund's  strategy  of hedging  with  futures and options on futures  will be  incidental  to the Fund's activities  in the  underlying  cash market.  The  particular  hedging  instruments  the Fund can use are described below.  The Fund may employ new hedging  instruments  and strategies when they are developed,  if those  investment methods are consistent  with the Fund's  investment  objective and are  permissible  under  applicable  regulations governing the Fund.

              |_|  Futures.  The Fund can buy and sell futures  contracts  that relate to (1)  broadly-based  stock indices  (these are referred to as "stock index  futures"),  (2) bond indices (these are referred to as "bond index futures"),  (3) debt  securities  (these are referred to as "interest rate  futures"),  and (4) foreign  currencies
(these are referred to as "forward contracts").

         A  broadly-based  stock  index is used as the basis for  trading  stock  index  futures.  They may in some cases be based on stocks of  issuers  in a  particular  industry  or group of  industries.  A stock  index  assigns relative values to the common stocks  included in the index and its value  fluctuates in response to the changes in value of the  underlying  stocks.  A stock index  cannot be  purchased  or sold  directly.  Bond index  futures are similar  contracts based on the future value of the basket of securities  that comprise the index.  These contracts obligate the seller to deliver,  and the  purchaser to take,  cash to settle the futures  transaction.  There is no delivery  made of the  underlying  securities  to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         An interest  rate future  obligates  the seller to deliver (and the purchaser to take) cash or a specified type of debt  security  to settle the  futures  transaction.  Either  party  could  also  enter into an  offsetting contract to close out the position.

         No money is paid or  received  by the Fund on the  purchase  or sale of a  future.  Upon  entering  into a futures  transaction,  the Fund will be required to deposit an initial margin  payment with the futures  commission merchant (the "futures  broker").  Initial margin  payments will be deposited with the Fund's  custodian bank in an account  registered  in the futures  broker's  name.  However,  the futures  broker can gain access to that account only  under  specified  conditions.  As the future is marked to market  (that is, its value on the Fund's  books is changed) to reflect changes in its market value,  subsequent  margin  payments,  called variation  margin,  will be paid to or by the futures broker daily.

         At any time prior to expiration  of the future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final  determination  of variation margin is made and any additional cash must be  paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then  realized  by the  Fund  for tax purposes.  All futures  transactions  are effected  through a  clearinghouse  associated with the exchange on which the contracts are traded.

              |_| Put and Call Options.  The Fund can buy and sell certain  kinds of put options  ("puts") and call options ("calls").  The Fund can buy and sell exchange-traded and over-the-counter put and call options,  including index  options,  securities  options,  currency  options,  commodities  options,  and options on the other types of futures described above.

              |_| Writing  Covered Call  Options.  The Fund can write (that is, sell)  covered  calls.  If the Fund sells a call option,  it must be covered.  That means the Fund must own the security  subject to the call while the call is  outstanding,  or, for certain types of calls,  the call may be covered by liquid assets  identified on the
Fund's  books to enable the Fund to  satisfy  its  obligations  if the call is  exercised.  Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund  writes a call on a  security,  it receives  cash (a  premium).  The Fund agrees to sell the underlying  security to a purchaser of a corresponding  call on the same security during the call period at a fixed exercise  price  regardless  of market price  changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.  That risk may be offset to some extent by the  premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case, the Fund would keep the cash premium and the investment.

         When  the  Fund  writes  a call on an  index,  it  receives  cash (a  premium).  If the  buyer of the call exercises  it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price,  multiplied by a specified  multiple that  determines the total value of the call for each point of difference.  If the value of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the
Fund's escrow agent,  through the facilities of the Options Clearing  Corporation ("OCC"), as to the investments on which the Fund has written  calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be  required  for such  transactions.  OCC will  release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

         When the Fund  writes an  over-the-counter  ("OTC")  option,  it will  enter  into an  arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula  price at which the Fund will have the absolute  right to  repurchase  that OTC option.  The formula  price will  generally  be based on a multiple of the premium received for the option,  plus the amount by which the option is exercisable  below the market price of the underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its  restriction on holding  illiquid  securities)  the  mark-to-market  value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a
"closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option  transaction  costs and the  premium  received  on the call the Fund wrote is more or less than the price of the call the Fund  purchases to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the  underlying  security and the premium it received when it wrote the call.  Any such profits

are  considered  short-term  capital gains for federal  income tax  purposes,  as are the premiums on lapsed calls.
When  distributed  by the Fund they are taxable as ordinary  income.  If the Fund cannot effect a closing  purchase transaction  due to the lack of a market,  it will have to hold the callable  securities  until the call expires or is exercised.

         The Fund may also write calls on a futures  contract  without  owning the futures  contract or  securities deliverable  under  the  contract.  To do so,  at the time the call is  written,  the Fund  must  cover the call by identifying  an equivalent  dollar amount of liquid assets on the Fund's books.  The Fund will identify  additional liquid  assets on the Fund's books if the value of the  identified  assets drops below 100% of the current value of the  future.  Because of this  identification  requirement,  in no  circumstances  would the  Fund's  receipt of an exercise notice as to that future require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

              |_|  Writing  Put  Options.  The Fund can sell put  options.  A put  option on  securities  gives the purchaser  the right to sell,  and the writer the  obligation  to buy, the  underlying  investment  at the exercise price  during the  option  period.  The Fund will not write  puts if, as a result,  more than 50% of the Fund's net assets would be required to be identified on the Fund's books to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets  identified  on the Fund's  books.  The premium  the Fund  receives  from  writing  a put  represents  a  profit,  as long as the  price of the  underlying investment  remains  equal  to or above  the  exercise  price  of the put.  However,  the  Fund  also  assumes  the obligation  during the option  period to buy the  underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment  falls below the exercise  price. If a put the Fund has written expires unexercised,  the Fund realizes a gain in the amount of the premium less the  transaction  costs  incurred.  If the put is  exercised,  the Fund must fulfill its  obligation  to purchase the  underlying  investment  at the exercise price.  That price will usually  exceed the market value of the  investment  at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale  price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction  costs the Fund incurred.

         When writing a put option on a security,  to secure its obligation to pay for the underlying  security the
Fund will  identify  liquid  assets  with a value equal to or greater  than the  exercise  price of the  underlying securities.  The Fund  therefore  forgoes the  opportunity  of investing  the  identified  assets or writing  calls against those assets.

         As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That  notice will  require  the Fund to take  delivery of the underlying  security and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation  as the  writer  of the  put.  That  obligation  terminates  upon  expiration  of the  put.  It may also terminate  if,  before  it  receives  an  exercise  notice,  the Fund  effects a closing  purchase  transaction  by purchasing  a put of the same series as it sold.  Once the Fund has been  assigned an  exercise  notice,  it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has  written  or to  prevent  the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will also permit the Fund to write  another put option on the  security,  or to sell the  security and use the  proceeds  from the sale for  other  investments.  The Fund  will  realize  a profit or loss from a closing purchase  transaction  depending on whether the cost of the  transaction is less or more than the premium  received from writing the put option.  Any profits from writing puts are  considered  short-term  capital  gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

              |_|  Purchasing  Calls and Puts.  The Fund can  purchase  calls to protect  against  the  possibility that the Fund's  portfolio  will not  participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase  transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding  call on the same investment  during the call period at a fixed  exercise  price.  The Fund  benefits  only if it sells the call at a profit or if, during the call period, the market price of the  underlying  investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund  exercises  the call.  If the Fund does not exercise the call or sell it
(whether or not at a profit),  the call will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund purchases  a put,  it pays a premium  and,  except  as to puts on  indices,  has the  right to sell the  underlying investment to a seller of a put on a  corresponding  investment  during the put period at a fixed  exercise  price.
Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect  itself during the put period  against a decline  in the value of the  underlying  investment  below the  exercise  price by  selling  the underlying  investment  at the  exercise  price to a seller of a  corresponding  put.  If the  market  price of the underlying  investment  is equal to or above the  exercise  price and,  as a result,  the put is not  exercised  or resold,  the put will become  worthless at its  expiration  date.  In that case the Fund will have paid the premium but lost the right to sell the underlying  investment.  However, the Fund may sell the put prior to its expiration.
That sale may or may not be at a profit.

         Buying a put on an investment  the Fund does not own (such as an index or future)  permits the Fund either to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The resale price will vary  inversely to the price of the  underlying  investment.  If the market price of the  underlying  investment is above the  exercise  price  and,  as a result,  the put is not  exercised,  the put will  become  worthless  on its expiration date.

         When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather  than by delivery of the  underlying  investment  to the Fund.  Gain or loss  depends on changes in the index in question (and thus on price movements in the securities  market  generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options  held by the Fund will not exceed 5% of the Fund's total assets.

              Buying  and  Selling  Options  on  Foreign  Currencies.  The Fund can buy and sell  calls and puts on foreign  currencies.  They  include  puts and calls that  trade on a  securities  or  commodities exchange or in the  over-the-counter  markets or are quoted by major  recognized  dealers in such options.  The Fund  could use these  calls and puts to try to  protect  against  declines  in the dollar value of foreign  securities  and increases in the dollar cost of foreign  securities  the
                  Fund wants to acquire.

         If the Manager  anticipates  a rise in the dollar value of a foreign  currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities may be partially  offset by purchasing calls or writing  puts on that  foreign  currency.  If the Manager  anticipates  a decline in the dollar  value of a foreign currency,  the decline in the dollar value of portfolio securities  denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's  position.  The Fund will then have  incurred  option  premium  payments  and transaction costs without a corresponding benefit.

         A call the Fund  writes  on a foreign  currency  is  "covered"  if the Fund  owns the  underlying  foreign currency  covered by the call or has an absolute  and  immediate  right to acquire that  foreign  currency  without additional cash  consideration (or it can do so for additional cash  consideration  identified on the Fund's books)
upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund  could  write a call on a  foreign  currency  to  provide a hedge  against a decline  in the U.S.
dollar  value of a  security  which the Fund  owns or has the right to  acquire  and  which is  denominated  in the currency  underlying  the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange rate. This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund covers the option by maintaining cash, U.S.  government  securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option identified on the Fund's books.

         |_| Risks of Hedging with Options and Futures.  The use of hedging  instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
If the  Manager  uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  hedging strategies may reduce the Fund's  return.  The Fund could also  experience  losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate. The exercise by the Fund of puts on securities  will cause the sale of underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons  that would not exist in the absence of the put.

         The Fund could pay a brokerage  commission  each time it buys a call or put,  sells a call or put, or buys or sells an underlying  investment in connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases  or sales of the  underlying  investments.
Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently, put and call options  offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary market will exist for any particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on  broadly-based  indices or futures to attempt to protect against  declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the behavior of the cash prices of the Fund's  securities.  For  example,  it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market might advance and the value of the securities held in the Fund's  portfolio might decline.
If that occurred,  the Fund would lose money on the hedging  instruments and also experience a decline in the value of its  portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree, over time the value of a  diversified  portfolio  of  securities  will  tend to move in the same  direction  as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities  included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the  portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund may use hedging  instruments  in a greater  dollar  amount than the dollar  amount of  portfolio  securities  being hedged.  It might do so if the  historical  volatility  of the prices of the portfolio  securities  being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close futures contracts through  offsetting  transactions which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity of the futures  market  depends on  participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  distortion.  Third, from the point of view of speculators,  the deposit  requirements in the futures market are less onerous than margin  requirements in the  securities  markets.  Therefore,  increased  participation  by  speculators  in the  futures  market may cause temporary price distortions.

         The Fund can use hedging  instruments  to  establish a position in the  securities  markets as a temporary substitute  for the  purchase of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such futures,  broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the  market  might decline.  If the Fund then  concludes  not to invest in  securities  because  of  concerns  that the  market  might decline further or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

              |_| Forward  Contracts.  Forward  contracts are foreign currency  exchange  contracts.  They are used to buy or sell  foreign  currency for future  delivery at a fixed  price.  The Fund uses them to "lock in" the U.S.
dollar  price of a security  denominated  in a foreign  currency  that the Fund has  bought or sold,  or to protect against  possible losses from changes in the relative values of the U.S.  dollar and a foreign  currency.  The Fund limits its exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets  denominated  in that  currency  or a  closely-correlated  currency.  The Fund may also use  "cross-hedging"
where the Fund  hedges  against  changes in  currencies  other than the  currency  in which a security  it holds is denominated.

         Under a forward  contract,  one party  agrees to  purchase,  and another  party agrees to sell, a specific currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These  contracts are traded in the inter-bank  market conducted  directly among currency  traders  (usually large  commercial  banks) and their customers.

         The Fund may use  forward  contracts  to  protect  against  uncertainty  in the level of  future  exchange rates.  The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the underlying securities  the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although  forward contracts  may reduce the risk of loss from a decline  in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund  enters into a contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  or when it  anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend  payments.  To do so, the Fund could enter into a forward  contract for the purchase or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse change in the currency  exchange  rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward  contracts to lock in the U.S. dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes  that foreign  currency  might suffer a  substantial  decline against  the U.S.  dollar,  it could  enter  into a forward  contract  to sell an amount of that  foreign  currency approximating  the value of some or all of the Fund's portfolio  securities  denominated in that foreign  currency.
When the Fund  believes that the U.S.  dollar might suffer a substantial  decline  against a foreign  currency,  it could enter into a forward  contract to buy that foreign  currency for a fixed dollar  amount.  Alternatively,  the
Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar amount if the Fund believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall whenever  there is a decline in the U.S.  dollar value of the currency in which  portfolio  securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short  positions  in these  cases by  identifying  to its  custodian  bank  assets having a value equal to the aggregate amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such  contracts if the  consummation  of the  contracts would  obligate  the Fund to deliver an amount of foreign  currency in excess of the value of the Fund's  portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However,  to avoid excess  transactions  and  transaction  costs,  the Fund may maintain a net exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in foreign  currencies if the excess amount is "covered" by liquid securities  denominated in any currency.  The cover must be at least  equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call  option  permitting  the Fund to  purchase  the  amount of foreign  currency  being  hedged by a forward  sale contract at a price no higher than the forward  contract  price.  As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under  forward  contracts  and the value of the  securities  involved generally  will not be possible  because the future value of  securities  denominated  in foreign  currencies  will change as a consequence of market  movements  between the date the forward contract is entered into and the date it is sold. In some cases,  the Manager might decide to sell the security and deliver  foreign  currency to settle the original purchase  obligation.  If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver,  the Fund might have to purchase  additional foreign currency on the "spot" (that is, cash)  market to settle the security  trade.  If the market  value of the  security  instead  exceeds the amount of foreign  currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot market some of the foreign currency  received upon the sale of the security.  There will be additional  transaction costs on the spot market in those cases.

         The  projection  of  short-term  currency  market  movements is extremely  difficult,  and the  successful execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Forward  contracts  involve  the risk  that anticipated  currency  movements  will not be  accurately  predicted,  causing the Fund to sustain  losses on these contracts and to pay additional  transactions  costs. The use of forward  contracts in this manner might reduce the
Fund's  performance if there are unanticipated  changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity of a forward  contract  requiring  the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the alternative the Fund might retain the  security and offset its  contractual  obligation  to deliver the currency by  purchasing a second contract.  Under that  contract the Fund will obtain,  on the same maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract  entitling it to sell the same amount of the same currency on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering  into such an  offsetting  forward  contract  under  either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the  currencies  involved  moved between the execution  dates of the first contract and offsetting contract.

         The costs to the Fund of  engaging  in  forward  contracts  varies  with  factors  such as the  currencies involved, the length of the contract period and the market conditions then prevailing.
Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions  are involved.  Because  these  contracts  are not  traded  on an  exchange,  the Fund  must  evaluate  the  credit  and performance risk of the counterparty under each forward contract.

         Although  the Fund  values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis.  The Fund may convert  foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus,  a dealer might offer to sell a foreign  currency to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that  currency to the dealer.

              |_| Interest Rate Swap  Transactions.  The Fund can enter into interest rate swap  agreements.  In an interest  rate swap,  the Fund and  another  party  exchange  their  right to receive  or their  obligation  to pay interest on a security.  For example,  they might swap the right to receive  floating  rate payments for fixed rate payments.  The Fund can enter into swaps only on securities  that it owns.  The Fund will not enter into swaps with respect to more than 25% of its total assets.  Also,  the Fund will  identify  liquid assets on the Fund's books to cover any amounts it could owe under  swaps that  exceed the amounts it is entitled to receive,  and it will adjust that amount daily, as needed.

         Swap  agreements  entail  both  interest  rate  risk  and  credit  risk.  There is a risk  that,  based on movements of interest  rates in the future,  the payments made by the Fund under a swap  agreement  will be greater than the payments it received.  Credit risk arises from the  possibility  that the  counterparty  will default.  If the counterparty  defaults,  the Fund's loss will consist of the net amount of contractual  interest  payments that the Fund has not yet  received.  The Manager  will monitor the  creditworthiness  of  counterparties  to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter  into  swap  transactions  with  certain  counterparties  pursuant  to  master  netting agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  shall be regarded as parts of an integral  agreement.  If amounts are payable on a particular  date in the same  currency in respect of one or more swap  transactions,  the amount  payable on that date in that  currency  shall be the net amount.  In addition,  the master  netting  agreement  may provide that if one party  defaults  generally or on one swap,  the  counterparty  can  terminate  all of the swaps with that party.  Under these  agreements,  if a default results in a loss to one party,  the measure of that  party's  damages is  calculated  by  reference to the average cost of a  replacement  swap  for  each  swap.  It is  measured  by the  mark-to-market  value  at the  time of the termination  of  each  swap.  The  gains  and  losses  on  all  swaps  are  then  netted,  and  the  result  is the counterparty's  gain or loss on  termination.  The  termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

              |_| Regulatory Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is  required  to  operate  within  certain  guidelines  and  restrictions  with  respect  to the use of  futures as established by the Commodities  Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from registration  with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's  assets  that may be used for  futures margin and related  options  premiums  for a bona fide hedging  position.  However,  under the Rule,  the Fund must limit its  aggregate  initial  futures  margin and related  options  premiums to not more than 5% of the Fund's net assets for hedging  strategies  that are not  considered  bona fide hedging  strategies  under the Rule.  Under the
Rule,  the Fund must also use short  futures and options on futures  solely for bona fide hedging  purposes  within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the  maximum  number of  options  that may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased on the same or different  exchanges or are held in one or more accounts or through one or more different  exchanges or through  one or more  brokers.  Thus,  the number of  options  that the Fund may write or hold may be  affected  by options written or held by other  entities,  including other  investment  companies  having the same Advisor as the
Fund (or an Advisor that is an affiliate of the Fund's  Advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the  liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

         Under the  Investment  Company Act,  when the Fund  purchases a future,  it must  maintain cash or readily marketable  short-term  debt  instruments in an amount equal to the market value of the  securities  underlying the future, less the margin deposit applicable to it.

              |_| Tax Aspects of Certain  Hedging  Instruments.  Certain  foreign  currency  exchange  contracts in which the Fund may invest are treated as "Section  1256  contracts"  under the Internal  Revenue  Code. In general, gains or losses relating to Section 1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency  gains or losses  arising from Section 1256  contracts that are forward  contracts  generally are treated as ordinary income or loss. In addition,  Section 1256 contracts held by the Fund at the end of each  taxable  year are  "marked-to-market,"  and  unrealized  gains or  losses  are treated as though they were  realized.  These  contracts also may be  marked-to-market  for purposes of determining the excise tax  applicable  to investment  company  distributions  and for other  purposes  under rules  prescribed pursuant to the  Internal  Revenue  Code.  An election can be made by the Fund to exempt  those  transactions  from this marked-to-market treatment.

         Certain  forward  contracts  the Fund  enters  into may  result in  "straddles"  for  federal  income  tax purposes.  The straddle  rules may affect the character  and timing of gains (or losses)  recognized by the Fund on straddle  positions.  Generally,  a loss sustained on the disposition of a position making up a straddle is allowed only to the  extent  that  the loss  exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed  loss  is  generally  allowed  at the  point  where  there  is no  unrecognized  gain  in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.        gains or losses  attributable  to  fluctuations  in exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated in a foreign currency and the time the Fund actually  collects such receivables or pays such  liabilities,
              and

2.        gains or losses  attributable  to  fluctuations  in the value of a foreign  currency  between the date of acquisition  of a debt  security  denominated  in a foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

         Currency gains and losses are offset  against  market gains and losses on each trade before  determining a net "Section 988" gain or loss under the Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X| Temporary  Defensive  Investments.  When market  conditions are unstable,  or the Manager  believes it is otherwise  appropriate  to reduce  holdings in stocks,  the Fund can invest in a variety of debt  securities for defensive  purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash needs due to the  redemption  of Fund  shares,  or to hold  while  waiting  to  reinvest  cash  received  from the sale of other portfolio securities. The Fund can buy:
o        obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o        commercial paper (short-term,  unsecured,  promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
o        short-term debt  obligations of corporate  issuers,  rated investment grade (rated at least Baa by Moody's
              Investors Service,  Inc. or at least BBB by Standard & Poor's Corporation,  or a comparable rating by another  rating  organization),  or unrated  securities  judged by the  Manager to have a  comparable quality to rated securities in those categories,
o        certificates  of deposit and bankers'  acceptances  of domestic  and foreign  banks having total assets in excess of $1 billion, and
o        repurchase agreements.

         Short-term debt securities  would normally be selected for defensive or cash management  purposes  because they can  normally be disposed of quickly,  are not  generally  subject to  significant  fluctuations  in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the  Investment  Company  Act, a  "majority"  vote is defined as the vote of the  holders of the lesser of:

o        67% or more of the shares  present or  represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment  objective is a fundamental  policy.  Other policies  described in the Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies without  shareholder  approval.  However,  significant changes to investment  policies will be described in  supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         |X| What Are the Fund's  Additional  Fundamental  Policies?  The  following  investment  restrictions  are fundamental policies of the Fund.

o        The Fund  cannot  buy  securities  issued  or  guaranteed  by any one  issuer if more than 5% of its total assets would be invested in  securities  of that issuer or if it would then own more than 10% of that issuer's voting  securities.  That restriction  applies to 75% of the Fund's total assets.  The limit
              does  not  apply  to  securities   issued  by  the  U.S.   Government  or  any  of  its  agencies  or
              instrumentalities.
o        The Fund cannot lend money.  However, it can invest in all or a portion of an issue of bonds,  debentures, commercial paper or other similar  corporate  obligations of the types that are usually  purchased by institutions,  whether or not they are publicly distributed.  The Fund may also enter into repurchase agreements.
o        The Fund cannot  concentrate  investments.  That means it cannot invest 25% or more of its total assets in
              companies   in  any  one   industry.   Obligations   of  the  U.S.   government,   its  agencies  and
              instrumentalities  are  not  considered  to be  part  of an  "industry"  for  the  purposes  of  this restriction.
o        The Fund cannot buy or sell real estate.  However,  the Fund can purchase debt securities  secured by real estate or  interests  in real  estate,  or issued by  companies,  including  real  estate  investment trusts, which invest in real estate or interests in real estate.
o        The Fund cannot underwrite  securities of other companies.  A permitted  exception is in case it is deemed to be an underwriter  under the Securities Act of 1933 when reselling any securities  held in its own portfolio.
o        The Fund  cannot  invest in  commodities  or  commodity  contracts,  other  than the  hedging  instruments permitted  by any of its  other  fundamental  policies.  It  does  not  matter  whether  the  hedging instrument is considered to be a commodity or commodity contract.
o        The Fund cannot invest in the  securities  issued by any company for the purpose of exercising  management control of that company.
o        The Fund cannot  invest in or hold  securities  of any issuer if officers  and Trustees of the Fund or the
              Manager  individually  beneficially  own more than 1/2 of 1% of the  securities  of that  issuer  and together own more than 5% of the securities of that issuer.
o        The Fund cannot  mortgage  or pledge any of its  assets.  However,  this does not  prohibit  the Fund from pledging  its  assets  for  the  collateral  arrangements  in  connection  with  the  use of  hedging instruments.

o        The Fund cannot buy securities on margin.  However,  the Fund can make margin  deposits in connection with its use of hedging instruments.
o        The Fund cannot invest in oil, gas or other mineral exploration or development programs.
o        The Fund cannot invest in securities of other  investment  companies,  except in connection with a merger, consolidation,  reorganization  or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies.
o        The Fund cannot issue "senior  securities",  but this does not prohibit certain investment  activities for which assets of the Fund are designated as identified on the Fund's books,  or margin,  collateral or
              escrow  arrangements  are  established,   to  cover  the  related  obligations.   Examples  of  those
              activities include borrowing money, reverse repurchase
              agreements,  delayed-delivery  and when-issued  arrangements for portfolio  securities  transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
o        The Fund  cannot  invest  more than 5% of its total  assets in  warrants  or  rights.  That limit does not apply to warrants acquired as part of a unit or that are attached to other  securities.  No more than
              2% of the Fund's  total  assets may be  invested  in  warrants  that are not listed on either the New
              York Stock Exchange or the American Stock Exchange.

         Unless the Prospectus or this  Statement of Additional  Information  states that a percentage  restriction applies  on an ongoing  basis,  it applies  only at the time the Fund makes an  investment.  The Fund need not sell securities  to meet the  percentage  limits if the value of the  investment  increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to  concentrate  its  investments as described  above,  the Fund has adopted the industry  classifications  set forth in Appendix A to this  Statement of Additional  Information.  This is not a fundamental policy.

         As a  non-fundamental  restriction,  the  Fund  cannot  sell  securities  short  except  in  "short  sales
"against-the-box."  However,  the Fund does not  engage in this type of  transaction  at all  because of changes in applicable tax laws.

How the Fund is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment  company with an unlimited number of authorized shares of beneficial  interest.  The Fund was organized in 1969 and is presently  organized as a Massachusetts business trust.

         The Fund is  governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of shareholders  under  Massachusetts  law. The Trustees meet  periodically  throughout the year to oversee the Fund's activities,  review its  performance,  and review the actions of the  Manager.  Although the Fund will not normally hold  annual  meetings  of its  shareholders,  it may hold  shareholder  meetings  from  time to time on  important matters,  and  shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         |X| Classes of Shares.  The Board of  Trustees  has the power,  without  shareholder  approval,  to divide unissued  shares of the Fund into two or more  classes.  The Board  has done so,  and the Fund  currently  has five classes of  shares:  Class A, Class B,  Class C,  Class N and Class Y. All  classes  invest in the same  investment portfolio.  Only retirement plans may purchase Class N shares.  Only certain  institutional  investors may elect to
purchase Class Y shares.   Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
         o        may have  separate  voting rights on matters in which  interests of one class are different  from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally  on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The  Trustees are  authorized  to create new series and classes of shares.  The  Trustees  may  reclassify unissued  shares of the Fund into additional  series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser  number of shares  without  changing  the  proportionate  beneficial interest of a shareholder in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         |X| Meetings of  Shareholders.  As a Massachusetts  business trust,  the Fund is not required to hold, and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other applicable law. It will also do so when a shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders  have the right,  upon the  declaration  in writing or vote of two-thirds of the  outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of  shareholders  to vote on the removal of a Trustee  upon the written  request of the record  holders of 10% of its  outstanding  shares.  If the Trustees receive a request from at least 10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the Fund's  shareholder  list  available to the  applicants  or  mail  their  communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.
The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder and Trustee  Liability.  The Fund's  Declaration of Trust contains an express  disclaimer of  shareholder  or  Trustee  liability  for the Fund's  obligations.  It also  provides  for  indemnification  and reimbursement  of  expenses  out of the  Fund's  property  for  any  shareholder  held  personally  liable  for its obligations.  The  Declaration  of Trust also states that upon  request,  the Fund shall  assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally liable as a "partner" under certain  circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively  remote  circumstances in which the Fund would be unable to meet its obligations.

         The  Fund's  contractual  arrangements  state  that any  person  doing  business  with the Fund  (and each shareholder  of the  Fund)  agrees  under its  Declaration  of Trust to look  solely to the  assets of the Fund for satisfaction  of any claim or demand that may arise out of any dealings with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's  Trustees and officers and their  principal  occupations and business affiliations  and occupations  during the past five years are listed below.  Trustees  denoted with an asterisk (*)
below are deemed to be "interested  persons" of the Fund under the Investment  Company Act. All of the Trustees are
Trustees or Directors of the following New York-based Oppenheimer funds1:

Oppenheimer California Municipal Fund                     Oppenheimer International Small Company Fund
Oppenheimer Capital Appreciation Fund                     Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund                     Oppenheimer Multiple Strategies Fund
Oppenheimer Concentrated Growth Fund                      Oppenheimer Multi-Sector Income Trust
Oppenheimer Developing Markets Fund                       Oppenheimer Multi-State Municipal Trust
Oppenheimer Discovery Fund                                Oppenheimer Municipal Bond Fund
Oppenheimer Emerging Growth Fund                          Oppenheimer New York Municipal Fund
Oppenheimer Emerging Technologies Fund                    Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund                               Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                   Oppenheimer Trinity Core Fund
Oppenheimer Global Fund                                   Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Global Growth & Income Fund                   Oppenheimer Trinity Value Fund
Oppenheimer Gold & Special Minerals Fund                  Oppenheimer U.S. Government Trust
Oppenheimer Growth Fund
Oppenheimer International Growth Fund

         Messrs.  Spiro,  Murphy,  Wixted,  Zack, Bishop, and Molleur and Mses. Feld and Ives respectively hold the same  offices  with the other New  York-based  Oppenheimer  funds as with the Fund.  As of  January  7,  2002,  the
Trustees and officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the  Fund.  The  foregoing  statement  does not  reflect  ownership  of  shares of the Fund held of record by an employee  benefit plan for  employees of the Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed above. Mr. Murphy is a trustee of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 76.
6803 South Tucson Way, Englewood, Colorado 80112
General  Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since  1982) and Chairman of the Board of
Avatar Holdings, Inc. (real estate development) (since 1981).
Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee, Age: 68.
6803 South Tucson Way, Englewood, Colorado 80112

A Trustee or  Director  of other  Oppenheimer  funds.  Formerly  he held the  following  positions:  Vice  Chairman
(October  1995 - December  1997) and  Executive  Vice  President  (December  1977 - October  1995) of the  Manager;
Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 63.
6803 South Tucson Way, Englewood, Colorado 80112
The Director of the Institute for Advanced Study,  Princeton,  N.J.  (since 1991),  director of GSI Lumonics (since
2001) and a member of the National Academy of Sciences (since 1979);  formerly (in descending  chronological order)
a director of Bankers Trust  Corporation,  Provost and Professor of Mathematics at Duke  University,  a director of
Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

John V. Murphy*, President and Trustee, Age: 52
498 Seventh Avenue, New York, New York 10018
Chairman, Chief Executive Officer and director (since June 30, 2001) and President (since September 2000) of the
Manager; President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of
Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings,
Inc. (since July 2001), a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of
Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the
Manager; President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
Management, Inc., an investment advisor subsidiary of the Manager; President and a director (since July 2001) of
OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director (since
November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager, and of OAM Institutional, Inc. (since November 2001), an investment advisory subsidiary of the
Manager, and of HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001), investment advisor subsidiaries of the Manager; formerly President and trustee (from November 1999 to November
2001) of MML Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; Chief
Operating Officer (September 2000 - July 2001) of the Manager; Executive Vice President of Massachusetts Mutual
Life Insurance Company (from February 1997 to August 2000); a director (from 1999 to 2000) of C.M. Life Insurance
Company; President, Chief Executive Officer and a director (from 1999 to 2000) of MML Bay State Life Insurance
Company; Executive Vice President, director and Chief Operating Officer (from 1995 to 1997) of David L. Babson &
Company, Inc., an investment advisor; Senior Vice President and director (from 1995 to 1997) of Potomac Babson
Inc., an

investment advisor subsidiary of David L. Babson & Company, Inc.; Senior Vice President (from 1995-1997) and director (from 1995 to 1999) of DBL Acquisition Corporation, a holding company for investment advisers; a director (from 1989 - 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, wholly-owned subsidiary of Emerald
Isle Bancorp; and Chief Operating Officer (from 1993 to 1996) of Concert Capital Management, Inc., an investment advisor.

Benjamin Lipstein, Trustee, Age: 78.
6803 South Tucson Way, Englewood, Colorado 80112

Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 72.
6803 South Tucson Way, Englewood, Colorado 80112
Author  and  architectural  historian;  a trustee  of the  Freer  Gallery  of Art and  Arthur  M.  Sackler  Gallery
(Smithsonian  Institute),  Trustees  Council of the  National  Building  Museum;  a member of the Trutees  Council,
Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 74.
6803 South Tucson Way, Englewood, Colorado 80112
A director of Dominion  Resources,  Inc.  (electric  utility holding  company) and Prime Retail,  Inc. (real estate investment  trust);  formerly  a  director  of  Dominion  Energy.  Inc.  (electric  power and oil & gas  producer),
President  and Chief  Executive  Officer  of The  Conference  Board,  Inc.  (international  economic  and  business research) and a director of Lumbermens Mutual Casualty Company,  American Motorists  Insurance Company and American
Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 71.
6803 South Tucson Way, Englewood, Colorado 80112
President,  Baruch College,  CUNY; a director of RBAsset (real estate manager);  a director of OffitBank;  formerly
Trustee,  Financial Accounting  Foundation (FASB and GASB); Senior Fellow of Jerome Levy Economics Institute,  Bard
College;  Chairman of Municipal  Assistance  Corporation  for the City of New York; New York State  Comptroller and
Trustee of New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 70.
6803 South Tucson Way, Englewood, Colorado 80112
Chairman of The Directorship Search Group, Inc. (corporate  governance  consulting and executive recruiting) (since
1993); a director of Professional  Staff Limited (a U.K.  temporary  staffing company) (since 1995); a life trustee of International House (non-profit  educational  organization),  and a trustee of the Greenwich  Historical Society
(since 1996).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 76.
6803 South Tucson Way, Englewood, Colorado 80112
Formerly he held the following  positions:  Chairman  Emeritus  (1991 - August  1999),  Chairman  (November  1987 -
January  1991)  and  a  director  (January  1969  -  August  1999)  of  the  Manager;  President  and  Director  of
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager and the Fund's  Distributor  (July 1978 - January
1992).

Clayton K. Yeutter, Trustee, Age: 71.
6803 South Tucson Way, Englewood, Colorado 80112
Of Counsel,  Hogan & Hartson (a law firm) (since  1993).  Other  directorships:  Caterpillar,  Inc.  (since  1993);
Zurich  Financial  Services  (since  1998);  ConAgra,  Inc.  (since 1993);  FMC  Corporation  (since  1993);  Texas
Instruments  Incorporated  (since 1993); and  Weyerhaeuser  Co. (since 1999);  formerly a director of Farmers Group
Inc. (1994-2000), Zurich Allied AG (1998-2000) and of Allied Zurich Plc (1998-2000).

William L. Wilby, Vice President and Portfolio Manager, Age: 57.
498 Seventh Avenue, New York, New York 10018

Senior Vice President of the Manager (since July 1994) and of HarbourView Asset Management  Corporation  (since May
1999);  Senior Investment Officer,  Director of International  Equities (since May 2000) of the Manager; an officer and portfolio  manager of another  Oppenheimer  fund;  formerly Vice  President of the Manager  (October 1991- July
1994) and of HarbourView Asset Management Corporation (June 1992 - May 1999).

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Senior  Vice  President  and  Treasurer  (since  March  1999)  of the  Manager;  Treasurer  (since  March  1999) of
HarbourView  Asset  Management  Corporation,   Shareholder  Services,   Inc.,  Oppenheimer  Real  Asset  Management
Corporation,  Shareholder  Financial  Services,  Inc. and Oppenheimer  Partnership  Holdings,  Inc., of OFI Private
Investments,  Inc. (since March 2000) and of OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds
plc (since May 2000);  Treasurer  and Chief  Financial  Officer  (since  May 2000) of  Oppenheimer  Trust  Company;
Assistant  Treasurer (since March 1999) of Oppenheimer  Acquisition  Corp.; an officer of other Oppenheimer  funds;
formerly Principal and Chief Operating  Officer,  Bankers Trust Company - Mutual Fund Services Division (March 1995
- March  1999);  Vice  President  and Chief  Financial  Officer  of CS First  Boston  Investment  Management  Corp.
(September 1991 - March 1995).

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other
Oppenheimer  funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund Accounting (April 1994 - May
1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of the  Manager/Mutual  Fund  Accounting  (since May 1996);  Assistant  Treasurer  of  Oppenheimer
Millennium  Funds plc (since  October  1997);  an officer of other  Oppenheimer  Funds;  formerly an Assistant Vice
President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

Robert G. Zack, Secretary, Age: 53.
498 Seventh Avenue, New York, New York 10018
Senior Vice President  (since May 1985) and Acting General Counsel (since November 2001) of the Manager;  Assistant
Secretary of Shareholder  Services,  Inc. (since May 1985),  Shareholder  Financial Services,  Inc. (since November
1989);  OppenheimerFunds  International Ltd. and Oppenheimer  Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Denis R. Molleur, Assistant Secretary, Age: 44.
498 Seventh Avenue, New York, New York 10018
Vice  President  and Senior  Counsel of the  Manager  (since  July 1999);  an officer of other  Oppenheimer  funds;
formerly a Vice President and Associate Counsel of the Manager (September 1995 - July 1999).

Katherine P. Feld, Assistant Secretary, Age: 43.
498 Seventh Avenue, New York, New York 10018
Vice  President  and Senior  Counsel of the  Manager  (since  July 1999);  an officer of other  Oppenheimer  funds;
formerly a Vice President and Associate Counsel of the Manager (June 1990 - July 1999).

Kathleen T. Ives, Assistant Secretary, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President and Assistant  Counsel of the Manager  (since June 1998);  an officer of other  Oppenheimer  funds;
formerly an  Assistant  Vice  President  and  Assistant  Counsel of the  Manager  (August  1997 - June  1998);  and
Assistant Counsel of the Manager (August 1994-August 1997).

         |X|  Remuneration  of Trustees.  The officers of the Fund and certain  Trustees of the Fund (including Mr.
Murphy) who are affiliated with the Manager  receive no salary or fee from the Fund. The remaining  Trustees of the
Fund received the compensation  shown below.  The compensation  from the Fund was paid during its fiscal year ended
September 30, 2001. The  compensation  from all of the New York-based  Oppenheimer  funds  (including the Fund) was received as a director,  trustee or member of a committee  of the boards of those funds  during the  calendar  year
2001.

------------------------------------ -------------------------- ------------------------- ----------------------------

                                                                                          Total
                                                                Retirement                Compensation
                                                                Benefits                  From all
                                     Aggregate Compensation     Accrued as Part           New York based Oppenheimer
Trustee's Name                       from Fund1                 of Fund                   Funds (32 Funds)2
and Other Positions                                             Expenses

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Leon Levy
Chairman                             $63,965                    $16,091                   $173,700

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Robert G. Galli3
Study Committee Member               $29,793                    $644                      $ 202,886

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Phillip A. Griffiths4
                                     $16,208                    $168                      $54,889

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Benjamin Lipstein
Study Committee Chairman,
Audit Committee Member               $52,507                    $11,123                   $150,152

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Elizabeth B. Moynihan
Study Committee
Member                               $39,984                    $5,835                    $105,760

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Kenneth A. Randall
Audit Committee Chairman             $35,549                    $8,812                    $97,012

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Edward V. Regan
Proxy Committee Chairman, Audit
Committee Chairman                   $30,810                    $4,362                    $95,960

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Russell S. Reynolds, Jr.
Proxy Committee
Member                               $23,240                    $3,453                    $71,792

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Donald W. Spiro
Vice Chairman                        $17,867                    $206                      $64,080

------------------------------------ -------------------------- ------------------------- ----------------------------
------------------------------------ -------------------------- ------------------------- ----------------------------

Clayton K. Yeutter5
Proxy Committee
Member                               $23,218                    $3,431                    $71,792

------------------------------------ -------------------------- ------------------------- ----------------------------
----------------------------

1 Aggregate  compensation  includes fees, deferred  compensation,  if any, and retirement plan benefits accrued for
a       Trustee/Director, if any.  For the fiscal year ended 9/30/01.
2 For the 2001 calendar year.
3 Total compensation  for the 2001 calendar year includes $97,126 compensation received for serving as Trustee or Director of 10 other Oppenheimer funds.
 4 Includes $16,040 deferred under Deferred Compensation Plan described below.
5  Includes $4,947 deferred under Deferred Compensation Plan described below.

         |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired  Trustees.  Payments  are up to 80% of the  average  compensation  paid  during a  Trustee's  five years of service in which the  highest  compensation  was  received.  A Trustee  must  serve as  trustee  for any of the New
York-based  Oppenheimer  funds  for at least 15  years to be  eligible  for the  maximum  payment.  Each  Trustee's retirement  benefits  will  depend on the  amount of the  Trustee's  future  compensation  and  length of  service.
Therefore,  the amount of those  benefits  cannot be  determined  at this time,  nor can we estimate  the number of years of credited service that will be used to determine those benefits.

         |X| Deferred  Compensation  Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation
Plan for  disinterested  trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation  deferred  by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Trustee.  The  amount  paid to the  Trustee  under the plan  will be  determined  based  upon the performance of the selected funds.

         Deferral of Trustees'  fees under the plan will not materially  affect the Fund's  assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of  compensation  to any  Trustee.  Pursuant to an Order  issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred fee account.

          |X| Major  Shareholders.  As of  January 7, 2002,  the only  persons  who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's  outstanding  shares, and their holdings of that class as of that date,  were the  following:  (i)  Nationwide  Insurance  Company,  P.O. Box 182029,  Columbus,  OH
43218,  which owned  10,605,471.070  Class A shares for its  institutional  and plan accounts (8.45% of the Class A shares then  outstanding)  (ii) Merrill  Lynch Pierce  Fenner & Smith for the Sole Benefit of its  Customers,  4800
Deer Lake Drive East,  Jacksonville,  Florida 32246, which owned 1,241,469.037 shares (10.75% of the Class C shares then outstanding shares);  (iii) Trustlynk & Co., 717 17th Street, Suite 2600, Denver,  Colorado 80202, which owned
34,875.215 shares (7.50% of the Class N shares then  outstanding);  (iv) Chicago Trust Company,  Martin Engineering
Company,  401(k) Plan, 161 North Clark Street,  Chicago,  Illinois 60601,  which owned 31,258.232  shares (6.72% of the Class N shares then  outstanding),  (v) MassMutual  Life  Insurance  Company,  1295 State Street,  Springfield,
Massachusetts  01111,  which  owned  3,759,000.821  shares  (87.82% of the Class Y shares then  outstanding);  (vi)
Persumma Financial Services,  1295 State Street,  Springfield,  Massachusetts 01111, which owned 240,078.560 shares
(5.60% of the Class Y shares then  outstanding);  and (vii) Charles Schwab & Co., Inc., 101 Montgomery  Street, San
Francisco, California 94104, which owned 231,055.570 shares (5.39% of the Class Y shares then  outstanding).

         |X| Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain  employees,  including  portfolio  managers,  that would compete  with or take  advantage  of the Fund's  portfolio  transactions.  Covered  persons  include  persons  with knowledge of the  investments  and  investment  intentions of the Fund and other funds advised by the Manager.  The
Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including  securities that may be purchased or held by the Fund,  subject to a number of  restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission  and can be reviewed and copied at the SEC's Public  Reference  Room in  Washington,  D.C. You
can  obtain  information  about  the  hours  of  operation  of the  Public  Reference  Room by  calling  the SEC at
1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement  on the SEC's
EDGAR  database at the SEC's  Internet  web site at  http://www.sec.gov.  Copies may be  obtained,  after  paying a duplicating fee, by electronic  request at the following E-mail address:  publicinfo@sec.gov,  or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts  Mutual Life  Insurance  Company.  The Manager and the Fund have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain
employees,  including  portfolio  managers,  that would  compete  with or take  advantage  of the Fund's  portfolio transactions.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

          |X|  The  Investment  Advisory  Agreement.  The  Manager  provides  investment  advisory  and  management services to the Fund under an investment  advisory  agreement between the Manager and the Fund. The Manager selects securities  for the Fund's  portfolio and handles its  day-to-day  business.  The portfolio  manager of the Fund is employed by the Manager and is the person who is  principally  responsible  for the  day-to-day  management  of the
Fund's  portfolio.  Other members of the Manager's Equity Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The  agreement  requires  the  Manager,  at its  expense,  to provide the Fund with  adequate  office  space, facilities  and  equipment.  It  also  requires  the  Manager  to  provide  and  supervise  the  activities  of all
administrative  and  clerical  personnel  required  to  provide  effective   administration  for  the  Fund.  Those
responsibilities  include  the  compilation  and  maintenance  of  records  with  respect  to its  operations,  the preparation and filing of specified  reports,  and composition of proxy materials and  registration  statements for continuous public sale of shares of the Fund.

      The Fund pays  expenses  not  expressly  assumed by the Manager  under the advisory  agreement.  The advisory agreement lists examples of expenses paid by the Fund. The major categories  relate to interest,  taxes,  brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian bank and transfer agent  expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring  expenses,  including  litigation  costs.  The  management  fees paid by the Fund to the  Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  These rates were amended as of January 1, 2001, to add a management  fee breakpoint at $10 billion of average  annual net  assets.  The fees are  allocated  to each class of shares  based upon the  relative proportion of the Fund's net assets represented by that class.

---------------------------------------- ----------------------------------------------------------------------------

Fiscal Year ended 9/30:                                Management Fees Paid to OppenheimerFunds, Inc.
---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------

                 1999                                                    $32,640,013

---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------

                 2000                                                   $51, 913,093

---------------------------------------- ----------------------------------------------------------------------------
---------------------------------------- ----------------------------------------------------------------------------

                 2001                                                    $54,902,495

---------------------------------------- ----------------------------------------------------------------------------

      The  investment  advisory  agreement  states that in the  absence of willful  misfeasance,  bad faith,  gross negligence  in the  performance  of its duties or  reckless  disregard  of its  obligations  and  duties  under the investment  advisory  agreement,  the  Manager  is not  liable for any loss  resulting  from a good faith  error or omission on its part with respect to any of its duties under the agreement.

      The agreement  permits the Manager to act as investment  advisor for any other  person,  firm or  corporation and to use  the  name  "Oppenheimer"  in  connection  with  other  investment  companies  for  which  it may act as investment  advisor or general  distributor.  If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the Manager under the investment advisory  agreement  is to arrange  the  portfolio  transactions  for the Fund.  The  advisory  agreement  contains provisions  relating to the employment of broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ  broker-dealers  that the Manager thinks, in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain,  at reasonable  expense, the "best execution" of the Fund's  portfolio  transactions.  "Best execution" means prompt and reliable  execution at the most favorable price obtainable.  The Manager need not seek competitive  commission bidding.  However, it is expected to be aware of the current rates of eligible  brokers and to minimize the  commissions  paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment  advisory  agreement,  the Manager may select brokers  (other than  affiliates)  that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The commissions paid to such brokers may be higher than another  qualified broker would charge, if the Manager makes a good
faith determination that the commission is fair and reasonable in relation to the services provided.
Subject to those  considerations,  as a factor in  selecting  brokers for the Fund's  portfolio  transactions,  the
Manager may also consider  sales of shares of the Fund and other  investment  companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the provisions of the investment  advisory  agreement and the  procedures and rules  described  above.  Generally,  the
Manager's  portfolio traders allocate brokerage based upon  recommendations  from the Manager's portfolio managers.
In certain  instances,  portfolio  managers may directly place trades and allocate  brokerage.  In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions  in  securities  other than those for which an exchange is the primary  market are  generally done with  principals or market  makers.  In  transactions  on foreign  exchanges,  the Fund may be required to pay fixed brokerage  commissions and therefore would not have the benefit of negotiated  commissions  available in U.S.
markets.  Brokerage  commissions  are  paid  primarily  for  transactions  in  listed  securities  or  for  certain fixed-income  agency  transactions in the secondary  market.  Otherwise  brokerage  commissions are paid only if it appears  likely that a better price or execution  can be obtained by doing so. In an option  transaction,  the Fund ordinarily  uses the same broker for the purchase or sale of the option and any  transaction  in the  securities to which the option relates.

         Other funds  advised by the Manager have  investment  policies  similar to those of the Fund.  Those other funds may  purchase or sell the same  securities  as the Fund at the same time as the Fund,  which could affect the supply and price of the securities.  If two or more funds advised by the Manager  purchase the same security on the same day from the same  dealer,  the  transactions  under  those  combined  orders  are  averaged  as to price  and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt  obligations are principal  transactions  at net prices.  Instead of using a broker for those transactions,  the Fund normally deals directly with the selling or purchasing  principal or market maker unless the  Manager  determines  that a better  price or  execution  can be  obtained  by using the  services  of a broker.  Purchases  of portfolio  securities  from  underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread  between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment  advisory agreement permits the Manager to allocate  brokerage for research  services.  The research  services  provided by a particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment  research services include  information and analysis on particular  companies and industries as well  as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information systems, computer hardware and similar products and services.
If a  research  service  also  assists  the  Manager  in a  non-research  capacity  (such as  bookkeeping  or other administrative  functions),  then only the percentage or component  that provides  assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees  permits the Manager to use stated  commissions  on  secondary  fixed-income  agency trades to obtain  research  if the broker  represents  to the  Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency  basis at the stated  commission, and (iii) the trade is not a riskless  principal  transaction.  The Board of  Trustees  permits  the Manager to use concessions  on  fixed-price  offerings  to  obtain  research,  in the  same  manner  as is  permitted  for  agency transactions.

         The research  services  provided by brokers broadens the scope and supplements the research  activities of the Manager.  That research provides  additional views and comparisons for consideration,  and helps the Manager to obtain  market  information  for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides  information  to the Board about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.
---------------------------------------- -----------------------------------------------------------------------------

                                                        Total Brokerage Commissions Paid by the Fund1

        Fiscal Year Ended 9/30:

---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------
                 1999                                                    $12,794,179
---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------

                 2000                                                              $14,859,199

---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------

                 2001                                                    $10,974,5732

---------------------------------------- -----------------------------------------------------------------------------

1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2.       In the fiscal year ended 9/30/01,  the amount of  transactions  directed to brokers for research  services was $309,446,308 and the amount of the commissions paid to broker-dealers for those services was $663,149.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's principal  underwriter  in  the  continuous  public  offering  of the  Fund's  different  classes  of  shares.  The
Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses  other than those  furnished to existing  shareholders.  The  Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

         The sales  charges  and  concessions  paid to, or  retained  by, the  Distributor  from the sale of shares

-------------------------------------------------------------------------------------------------------------------------------

                Aggregate           Class AyFront-Endd  Concessionsgont  defeConcessions onhargesConcessions by the  Concessions on Class N Shares Advanced by Distributor2
Distributor     Front-End Sales     Sales Charges       Class A Shares       Class B Shares      on Class C Shares
on         the  Charges on Class    Retained by         Advanced by          Advanced by         Advanced by
redemption  of  A Shares            Distributor         Distributor1         Distributor1        Distributor1
shares     for
the       most
recent  fiscal
year       are
shown  in  the
tables below.

Fiscal Year
Ended 9/30:

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

     1999           $4,813,415          $1,429,704           $737,421            $6,375,406           $485,546                                                               N/A

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

     2000           $9,573,010          $2,549,796          $1,857,914          $15,736,329          $1,844,836                                                              N/A

-------------------------------------------------------------------------------------------------------------------------------
------------- ---------------- ------------------ ------------------- ------------------ ------------------ -------------------

    2001        $9,627,021        $2,347,659          $1,878,590         $15,428,115        $2,361,704           $62,983

------------- ---------------- ------------------ ------------------- ------------------ ------------------ -------------------

1.       The  Distributor  advances  commission  payments to dealers  for  certain  sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2.       The inception date of Class N shares was March 1, 2001.

----------------- ----------------------------------------------------------------------------------------------------

Fiscal      Year  Class A                         Class B Contingent Deferred      Class C Contingent Deferred       Class N Contingent Deferred Sales Charges Retained by Distributor
Ended 9/30:       Contingent Deferred Sales       Sales Charges Retained by        Sales Charges Retained by
                  Charges       Retained      by  Distributor                      Distributor
                  Distributor

----------------- ----------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

          2001                   $40,866               $2,032,266              $143,217              $96

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Distribution  and  Service  Plans.  The Fund has  adopted a Service  Plan for Class A shares and  Distribution  and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans  the  Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in  connection  with  the distribution and/or servicing of the shares of the particular class.

Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent
Trustees2,  cast in person at a meeting  called for the purpose of voting on that plan. The  shareholder  votes for the Class B, Class C and Class N plans were cast by the Manager  when and as the sole  initial  holder of shares of those respective classes.

         Under the plans,  the Manager and the  Distributor  may make  payments  to  affiliates  and, in their sole discretion,  from time to time,  may use their own  resources  (at no direct cost to the Fund) to make  payments to brokers,  dealers or other financial  institutions for distribution and administrative  services they perform.  The
Manager  may use its profits  from the  advisory  fee it  receives  from the Fund.  In their sole  discretion,  the
Distributor  and the Manager may increase or decrease the amount of payments  they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the  Fund's  Board  of  Trustees  and its  Independent  Trustees  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be  terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board of Trustees and the  Independent  Trustees  must approve all material  amendments  to a plan. An amendment to increase  materially  the amount of payments to be made under a plan must be approved by  shareholders of the class  affected by the  amendment.  Because  Class B shares of the Fund  automatically  convert into Class A shares after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for a proposed material  amendment to the Class A Plan that would  materially  increase  payments  under the Plan.  That  approval must be by a "majority" (as defined in the Investment  Company Act) of the shares of each Class,  voting separately by class.

         While the Plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Board of  Trustees at least  quarterly  for its review.  The  Reports  shall  detail the amount of all payments  made under a plan and the  purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the  discretion of the  Independent  Trustees.  This does not prevent the  involvement of others in the selection and  nomination  process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under  the plan for a  class,  no  payment  will be made to any  recipient  in any  quarter  in which  the aggregate  net asset  value of all Fund  shares of that class held by the  recipient  for itself and its  customers does not  exceed a minimum  amount,  if any,  that may be set from time to time by a  majority  of the  Independent
Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X| Class A Service Plan Fees.  Under the Class A service plan,  the  Distributor  currently uses the fees it  receives  from the Fund to pay  brokers,  dealers and other  financial  institutions  (they are  referred to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other services at the request of the Fund or the
Distributor.  While the plan permits the Board to authorize  payments to the  Distributor  to reimburse  itself for services  under the plan,  the  Board  has not yet done so.  The  Distributor  makes  payments  to plan  recipients quarterly  at an annual rate not to exceed  0.25% of the  average  annual net assets  consisting  of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended  September 30, 2001,  payments under the Class A Plan totaled  $13,668,954,  all of  which  was  paid  by the  Distributor  to  recipients.  That  included  $749,176  paid to an  affiliate  of the
Distributor's  parent company.  Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor may not use payments  received under the
Class A Plan to pay any of its interest  expenses,  carrying  charges,  or other financial  costs, or allocation of overhead.

         |X|  Class B, Class C and Class N Service  and  Distribution  Plans.  Under each  plan,  service  fees and distribution  fees  are  computed  on the  average  of the net  asset  value of  shares  in the  respective  class, determined as of the close of each regular  business day during the period.  The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's  distribution  expenses are more or less than the  amounts  paid by the Fund under the plan  during  the period for which the fee is paid.  The types of services  that  recipients  provide are similar to the services  provided  under the Class A service plan, described above.

         The Class B, Class C and the Class N Plans permit the  Distributor  to retain both the  asset-based  sales charges and the  service  fees or to pay  recipients  the service  fee on a  quarterly  basis,  without  payment in advance.  However, the Distributor  currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  After the first year shares are  outstanding,  the Distributor  makes service fee  payments  quarterly  on those  shares.  The advance  payment is based on the net asset  value of shares  sold.
Shares  purchased by exchange do not qualify for the advance  service fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those shares.

         The  Distributor  retains the  asset-based  sales  charge on Class B and Class N shares.  The  Distributor retains the asset-based  sales charge on Class C shares during the first year the shares are  outstanding.  It pays the  asset-based  sales charge as an ongoing  commission to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B, Class C and/or Class N service fee and the  asset-based  sales  charge to the dealer  quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

         The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow  investors  to buy shares without a front-end sales charge while allowing the Distributor to compensate  dealers that sell those shares.  The
Fund pays the  asset-based  sales charges to the Distributor  for its services  rendered in  distributing  Class B,
Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o        pays sales  commissions  to  authorized  brokers and dealers at the time of sale and pays  service fees as described above,
o        may finance  payment of sales  commissions  and/or the  advance of the  service fee payment to  recipients under the plans,  or may provide such  financing  from its own  resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature,  advertising and prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

              When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the
     Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The Distributor's actual expenses in selling Class B, Class C  and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  If either the Class B, Class C or the Class N plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor to compensate it for its expenses incurred for distributing shares before the plan was terminated.

 --------------------------------------------------------------------------------------------------------------------

 Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9.30.01

 --------------------------------------------------------------------------------------------------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 Class:           Total Payments Under     Amount Retained by       Distributor's            Distributor's
                                                                                             Unreimbursed Expenses
                                                                    Aggregate Unreimbursed   as % of Net Assets of
                  Plan                     Distributor              Expenses Under Plan      Class
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------

 Class B Plan     $17,318,966              $13,977,896              $26,183,680                       1.89%

 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------

 Class C Plan     $4,484,304               $2,037,493               $5,021,967                        1.20%

 ---------------- ------------------------ ------------------------ ------------------------ ------------------------
 ---------------- ------------------------ ------------------------ ------------------------ ------------------------

 Class N Plan     $4,961                   $4,961                   $131,710                          2.21%

 ---------------- ------------------------ ------------------------ ------------------------ ------------------------

         All payments  under the Class B, Class C and the Class N plans are subject to the  limitations  imposed by the Conduct  Rules of the  National  Association  of  Securities  Dealers,  Inc. on payments of  asset-based  sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The  Fund  uses  a  variety  of  terms  to  illustrate  its  investment performance.  Those terms include  "cumulative  total return," "average annual total return," "average annual total return at net asset  value"  and  "total  return at net asset  value."  An  explanation  of how total  returns  are calculated is set forth below.  The charts below show the Fund's performance  as of the Fund's most recent  fiscal  year end.  You can obtain  current  performance  information  by calling the Fund's  Transfer  Agent at  1.800.525.7048  or by visiting  the  OppenheimerFunds  Internet  website at
http://www.oppenheimerfunds.com.

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1, 5 and  10-year  periods  (or the life of the  class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance  of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:

o        Total returns  measure the  performance of a hypothetical  account in the Fund over various periods and do not show the performance of each  shareholder's  account.  Your account's  performance will vary from the model  performance  data if your dividends are received in cash, or you buy or sell shares during the  period,  or you bought  your  shares at a  different  time and price than the shares used in the model.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The Fund's  performance  returns  do not  reflect  the  effect of taxes on  dividends  and  capital  gains distributions.
o        The  principal  value of the  Fund's  shares  and total  returns  are not  guaranteed  and  normally  will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Total returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns  of each  class of  shares of the Fund are  affected  by  market  conditions,  the  quality  of the  Fund's investments,  the  maturity  of debt  investments,  the types of  investments  the Fund  holds,  and its  operating expenses that are allocated to the particular class.

         |X| Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the  Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares,  the total returns for each class are  separately  measured.  The cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual total return shows the average rate of return for each year in a period that would
produce the  cumulative  total return over the entire  period.  However,  average  annual total returns do not show actual  year-by-year  performance.  The Fund uses standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In  calculating  total  returns  for Class A  shares,  the  current  maximum  sales  charge of 5.75% (as a percentage  of the  offering  price) is deducted  from the  initial  investment  ("P")  (unless the return is shown without sales charge,  as described  below).  For Class B shares,  payment of the  applicable  contingent  deferred sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year,  4.0% in the  second  year,  3.0% in the third and fourth  years,  2.0% in the fifth  year,  1.0% in the sixth year and none thereafter.  For Class C shares,  the 1% contingent  deferred sales charge is deducted for returns for the one-year period. For Class N shares,  the 1% contingent  deferred sales charge is deducted for returns for the life-of-class period.

              |_| Average  Annual  Total  Return.  The "average  annual  total  return" of each class is an average annual  compounded  rate of return for each year in a specified  number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment of $1,000 ("P" in the formula  below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable  Value  ("ERV" in the  formula) of that  investment, according to the following formula:

                                                1/n
                                        (ERV   ) - 1 = Average Annual Total Return
                                        (----  )
                                        (  P   )

              |_|  Cumulative  Total  Return.  The  "cumulative  total return"  calculation  measures the change in value of a  hypothetical  investment of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors as average  annual  total  return,  but it does not  average  the rate of return on an annual  basis.
Cumulative total return is determined as follows:

                                                ERV - P
                                                --------  = Total Return
                                                   P

         During a portion of the periods for which total returns are shown for Class A shares,  the Fund's  maximum initial  sales charge rate was higher.  As a result,  performance  of an actual  investment  during  those  periods would be less than the results shown.

              |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative  or an average annual total return "at net asset value"  (without  deducting  sales charges) for Class A, Class B, Class C or Class N  shares.  There is no sales  charge  on Class Y  shares.  Each is based on the  difference  in net asset value per share at the  beginning and the end of the period for a  hypothetical  investment in that class of shares
(without   considering   front-end  or  contingent  deferred  sales  charges)  and  takes  into  consideration  the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------- -----

                               The Fund's Total Returns for the Periods Ended 9/30/01

---------------------------------------------------------------------------------------------------------------------- -----
--------------- --------------------------- --------------------------------------------------------------------------------
                Cumulative Total Returns                             Average Annual Total Returns
Class       of  (10 years or Life of
Shares          Class)
--------------- --------------------------- --------------------------------------------------------------------------------
-------------- -------------------------------------------------------------------------------------------------------------

                                                                            5-Year                   10-Year
                                                  1-Year              (or life-of-class)        (or life-of-class)

-------------- -------------------------------------------------------------------------------------------------------------
-------------- -------------------------------------------------------------------------------------------------------------

               After Sales   Without      After       Without      After        Without      After        Without
               Charge        Sales        Sales       Sales        Sales        Sales        Sales        Sales
               (MOP)         Charge       Charge      Charge       Charge       Charge       Charge       Charge
                             (NAV)        (MOP)       (NAV)        (MOP)        (NAV)        (MOP)        (NAV)

-------------- -------------------------------------------------------------------------------------------------------------
--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------

Class A(1)         181.05%      198.18%       -31.29%     -27.10%         11.14%        12.46%        10.89%       11.54%

--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------
--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------

Class B            161.38%(2)   161.38%(2)    -30.60%     -27.68%         11.33%        11.58%        12.56%(2)    12.56%(2)

--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------
--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------

Class C             94.34%(3)    94.34%(3)    -28.26%     -27.67%         11.59%        11.59%      11.72%(3)    11.72%(3)

--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------
--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------

Class N            -21.05%(4)   -20.25%(4)    N/A         N/A            N/A             N/A         N/A          N/A

--------------- ------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------
-------------- -------------------------------------------------------------------------------------------------------------

Class Y            36.91%(5)    36.91%(5)   -27.04%     -27.04%       11.57%(5)  11.57%(5)     N/A          N/A

-------------- -------------------------------------------------------------------------------------------------------------

1. Inception of Class A:   12/22/69
2. Inception of Class B:   8/17/93
3. Inception of Class C:   10/2/95
4. Inception of Class N:   3/1/01
5. Inception of Class Y:     11/17/98

Other  Performance   Comparisons.   The  Fund  compares  its  performance   annually  to  that  of  an  appropriate
broadly-based  market index in its Annual Report to  shareholders.  You can obtain that  information  by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this  Statement of  Additional  Information.  The Fund may also compare its  performance  to that of other investments,  including  other mutual funds, or use rankings of its  performance by independent  ranking  entities.
Examples of these performance comparisons are set forth below.

         |X|  Lipper  Rankings.  From time to time the Fund may  publish  the  ranking  of the  performance  of its classes of shares by Lipper  Analytical  Services,  Inc.  Lipper is a  widely-recognized  independent  mutual  fund monitoring  service.  Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks their  performance  for various  periods on categories  based on investment  styles.  The Lipper  performance rankings  are based on total  returns  that  include the  reinvestment  of capital  gain  distributions  and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"  indices of the  performance  of all mutual  funds in a category  that it monitors and  averages of the  performance  of the funds in particular categories.

         |X|  Morningstar  Ratings and  Rankings.  From time to time the Fund may  publish the ranking  and/or star rating of the  performance of its classes of shares by Morningstar,  Inc.  ("Morningstar"),  an independent  mutual fund monitoring service.  Morningstar rates and ranks mutual funds in broad investment  categories:  domestic stock funds,  international  stock funds,  taxable bond funds and municipal bond funds. The Fund is included in the world stock funds category.

         Morningstar  proprietary star rankings reflect historical  risk-adjusted total investment return. For each fund with at least a  three-year  history,  Morningstar  calculates  a  Morningstar  RatingTM  metric each month by subtracting  the return on a 90-day U.S.  Treasury Bill from the fund's  load-adjusted  return for the same period, and then  adjusting  this excess  return for risk.  The top 10% of funds in each broad asset class receive 5 stars, the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the next 22.5%  receive 2 stars and the bottom 10%
receive 1 star. The Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

         The Fund may also compare its total  return  ranking to that of other funds in its  Morningstar  category, in addition to its star  ratings.  Those total  return  rankings  are  percentages  from one percent to one hundred percent and are not risk adjusted.  For example,  if a fund is in the 94th  percentile,  that means that 94% of the funds in the same category performed better than it did.

         |X| Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources,  including Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the  performance of various market indices or other  investments,  and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share  classes to the return on  fixed-income investments  available  from banks and  thrift  institutions.  Those  include  certificates  of  deposit,  ordinary interest-paying  checking and savings  accounts,  and other forms of fixed or variable time  deposits,  and various other  instruments  such as Treasury  bills.  However,  the Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations  may be insured by the FDIC and may provide fixed rates of return.  Repayment of principal  and  payment  of  interest  on  Treasury  securities  is backed by the full faith and credit of the U.S.
government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent,  and of the investor services  provided by them to shareholders of the Oppenheimer  funds,  other than performance  rankings of the  Oppenheimer  funds  themselves.  Those  ratings or  rankings of  shareholder  and  investor  services by third parties may include  comparisons of their services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time,  the Fund may  include in its  advertisements  and sales  literature  the total  return performance of a hypothetical  investment  account that includes  shares of the fund and other  Oppenheimer  funds.
The combined  account may be part of an  illustration of an asset  allocation  model or similar  presentation.  The account  performance  may combine total return  performance  of the fund and the total return  performance of other
Oppenheimer funds included in the account.  Additionally,  from time to time, the Fund's  advertisements  and sales literature may include,  for  illustrative or comparative  purposes,  statistical data or other  information  about general or specific market and economic conditions.  That may include, for example,
o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economics of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information  relating  to the gross  national  or gross  domestic  product of the  United  States or other countries or regions,
o        comparisons  of  various  market   sectors  or  indices  to   demonstrate   performance,   risk  or  other
     characteristics of the Fund.

-------------------------------------------------------------------------------------------------------------------
A B O U T   Y O U R   A C C O U N T
-------------------------------------------------------------------------------------------------------------------

How to Buy Shares

         Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.
Appendix B contains more  information  about the special  sales charge  arrangements  offered by the Fund,  and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be purchased two regular  business days  following the regular  business day you instruct the  Distributor to initiate the Automated  Clearing House ("ACH")  transfer to buy the shares.  That  instruction must be received prior to the close of The New York  Stock  Exchange  that day.  Dividends  will  begin to accrue  on shares  purchased  with the proceeds of ACH  transfers on the  business day after the shares are  purchased.  The Exchange  normally  closes at
4:00 P.M.,  but may close  earlier on certain  days.  The proceeds of ACH  transfers  are normally  received by the
Fund 3 days after the  transfers  are  initiated.  If the proceeds of the ACH transfer are not received on a timely basis,  the  Distributor  reserves the right to cancel the purchase  order.  The  Distributor  and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described in Appendix B to this  Statement  of  Additional  Information  because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X| Right of  Accumulation.  To qualify for the lower sales  charge  rates that apply to larger  purchases of Class A shares, you and your spouse can add together:

o        Class A and Class B shares you purchase for your  individual  accounts  (including IRAs and 403(b) plans), or for your joint  accounts,  or for trust or custodial  accounts on behalf of your  children who are minors, and
         Current  purchases  of Class A,  Class B and  Class N shares of the Fund and  other  Oppenheimer  funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A, Class B and Class N shares of Oppenheimer  funds you previously  purchased  subject to an initial or contingent  deferred  sales charge to reduce the sales charge rate for current  purchases of Class
              A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust,  estate or other fiduciary account  (including one or more employee  benefit plans of the same  employer) that has multiple  accounts.  The  Distributor  will add the value, at current offering price, of the shares you previously purchased and  currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

         |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Main Street Growth & Income Fund
Oppenheimer California Municipal Fund                         Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund                               Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund                              Oppenheimer Municipal Bond Fund
Oppenheimer Concentrated Growth Fund                          OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Convertible Securities Fund                       OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Developing Markets Fund                           Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer New Jersey Municipal Fund
Oppenheimer Value Fund                                        Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Discovery Fund                                    OSM1 - QM Active Balanced Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Balanced Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Europe Fund                                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Rochester National Municipals                     Oppenheimer Quest Value Fund, Inc.
OSM1- Gartmore Millennium Growth Fund II                      Oppenheimer Real Asset Fund
Oppenheimer Global Fund                                       OSM1 - Salomon Brothers Capital Fund
Oppenheimer Global Growth & Income Fund                       Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Small Cap Value Fund
Oppenheimer Growth Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Trinity Core Fund
Oppenheimer International Bond Fund                           Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund                  Oppenheimer Trinity Value Fund
OSM1 -Jennison Growth Fund                                    Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund                      Limited-Term New York Municipal Fund

                                                              Rochester Fund Municipals
And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

         There is an  initial  sales  charge on the  purchase  of Class A shares of each of the  Oppenheimer  funds except the money  market  funds and  Oppenheimer  Senior  Floating  Rate  Fund,  which does not make Class A shares available  except upon the automatic  conversion of its Class B shares.  Under certain  circumstances  described in this Statement of Additional  Information,  redemption  proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase  Class A shares or Class A and Class B shares of the
Fund and other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales charge rate that applies to your  purchases of Class A shares.  The total amount of your intended  purchases of both Class A and Class B shares will  determine  the  reduced  sales  charge rate for the Class A shares  purchased  during  that  period.  You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund (and other  Oppenheimer  funds)  during a 13-month  period
(the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds,  will equal or exceed the amount specified  in the Letter.  Purchases  made by  reinvestment  of  dividends or  distributions  of capital  gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables  an  investor  to count  the Class A and Class B shares  purchased  under the  Letter to obtain the reduced  sales  charge rate on  purchases  of Class A shares of the Fund (and other  Oppenheimer  funds)
that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase of Class A shares under the Letter will be made at the offering  price  (including  the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus, this
Statement of Additional  Information and the Application  used for a Letter of Intent.  If those terms are amended, as they may be from time to time by the Fund,  the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the commissions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor  the excess of the amount of  commissions  allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases.  The excess  commissions  returned to the Distributor will be used to purchase  additional  shares for the  investor's  account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares  in  escrow  for  purchases  of  shares  of the Fund and other
Oppenheimer  funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan  by the  end of the  Letter  of  Intent  period,  there  will  be no  adjustment  of  commissions  paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

         1.    Out of the initial  purchase (or  subsequent  purchases  if  necessary)  made  pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.    If the total minimum  investment  specified under the Letter is completed within the  thirteen-month
Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3.    If, at the end of the  thirteen-month  Letter of Intent period the total  purchases  pursuant to the
Letter  are less than the  intended  purchase  amount  specified  in the  Letter,  the  investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer, the  Distributor  will,  within sixty days of the  expiration of the Letter,  redeem the number of escrowed  shares necessary  to  realize  such  difference  in sales  charges.  Full  and  fractional  shares  remaining  after  such redemption  will be released from escrow.  If a request is received to redeem  escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.    By signing the Letter,  the investor  irrevocably  constitutes  and  appoints the Transfer  Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares  eligible  for  purchase  under the Letter  (or the  holding of which may be counted  toward completion of a Letter) include:

(a)      Class A shares  sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
         (b)   Class B shares of other  Oppenheimer  funds acquired subject to a contingent  deferred sales charge,
and
         (c)   Class A or Class B shares  acquired  by  exchange  of either  (1) Class A shares of one of the other
Oppenheimer  funds that were  acquired  subject to a Class A initial or  contingent  deferred  sales  charge or (2)
Class B shares of one of the other  Oppenheimer  funds that were acquired  subject to a contingent  deferred  sales charge.

         6. Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described  in the  Prospectus.  Asset  Builder  Plans  are  available  only if your  bank is an ACH  member.  Asset
Builder  Plans  may  not be  used  to buy  shares  for  OppenheimerFunds  employer-sponsored  qualified  retirement accounts.  Asset Builder Plans also enable  shareholders of Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank account will be debited  automatically.  Normally  the debit  will be made two  business  days  prior to the  investment  dates you selected on your  Application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.
         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your  financial  advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the application  and return it. You may change the amount of your Asset  Builder  payment or your can  terminate  these automatic  investments  at any time by writing to the  Transfer  Agent.  The Transfer  Agent  requires a reasonable period  (approximately  10 days) after receipt of your  instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of  Retirement  Plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix B to this  Statement of Additional  Information.
Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained  on a daily  valuation  basis by Merrill  Lynch  Pierce  Fenner & Smith,  Inc.  ("Merrill  Lynch") or an
independent  record keeper that has a contract or special  arrangement  with Merrill Lynch. If on the date the plan sponsor  signed the Merrill  Lynch record  keeping  service  agreement  the plan has less than $3 million in assets
(other than assets  invested in money market funds)  invested in applicable  investments,  then the retirement plan may purchase only Class B shares of the  Oppenheimer  funds.  Any retirement  plans in that category that currently invest in Class B shares of the Fund will have their  Class B shares  converted  to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to Class B, Class C or Class N shares  and the  dividends  payable  on Class B,  Class C or Class N shares  will be reduced by incremental  expenses borne solely by that class.  Those expenses include the asset-based  sales charges to which Class B and Class C are subject.

         The  availability  of different  classes of shares  permits an investor to choose the method of purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial  sales charge,  the purpose of the  deferred  sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate  the  Distributor  and brokers,  dealers and  financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive  different  levels of  compensation  for selling one class of shares rather than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B  Conversion.  Under  current  interpretations  of  applicable  federal  income  tax law by the
Internal  Revenue  Service,  the conversion of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws  should  change,  the automatic  conversion  feature may be  suspended.  In the event,  no further  conversions  of Class B shares  would occur while that  suspension  remained  in effect.  Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative net asset value of the two  classes,  without the  imposition  of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent such exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix _ to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
              recordkeeper or the plan sponsor for which has entered into a special agreement with the
              Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
              Oppenheimer funds is $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

              The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |X|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian bank fees,  Trustees'  fees,  transfer agency fees,  legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General expenses that do not pertain  specifically to any one class are allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional  Information and other materials for current shareholders,  fees to unaffiliated Trustees, custodian bank expenses,  share issuance  costs,  organization  and start-up costs,  interest,  taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees, transfer and shareholder  servicing agent fees and expenses,  and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally  closes at 4:00 P.M.,  New York time,  but may close  earlier  on some  other  days (for  example,  in case of weather  emergencies  or on days  falling  before a holiday).  The Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

         Dealers  other than  Exchange  members  may  conduct  trading in certain  securities  on days on which the
Exchange is closed  (including  weekends  and U.S.  holidays)  or after 4:00 P.M. on a regular  business  day.  The
Fund's net asset  values  will not be  calculated  on those  days,  and the values of some of the Fund's  portfolio securities  may  change  significantly  on those  days,  when  shareholders  may not  purchase  or  redeem  shares.
Additionally,  trading on European and Asian stock  exchanges and  over-the-counter  markets  normally is completed before the close of The New York Stock Exchange.

         Changes in the values of  securities  traded on foreign  exchanges  or markets as a result of events  that occur after the prices of those  securities are  determined,  but before the close of The New York Stock  Exchange, will not be reflected  in the Fund's  calculation  of its net asset  values that day unless the Manager  determines that the event is likely to effect a material  change in the value of the  security.  The  Manager,  or an internal valuation  committee  established  by the Manager,  as  applicable,  may  establish a valuation,  under  procedures established  by the Board and  subject to the  approval,  ratification  and  confirmation  by the Board at its next ensuing meeting.

         |X| Securities  Valuation.  The Fund's Board of Trustees has  established  procedures for the valuation of the Fund's securities.  In general those procedures are as follows:

              |_|  Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
         (1) if last sale  information  is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

         (2) if last sale  information is not available on a valuation  date,  they are valued at the last reported sale price  preceding the valuation  date if it is within the spread of the closing "bid" and "asked"
              prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.

              |_| Equity  securities  traded on a foreign  securities  exchange  generally are valued in one of the following ways:

         1. at the last sale price available to the pricing service approved by the Board of Trustees, or
         2. at the last sale price  obtained by the Manager from the report of the principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
         3. at the mean between the "bid" and "asked"  prices  obtained  from the  principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

              |_| Long-term debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"  prices  determined by a portfolio  pricing  service  approved by the Fund's
Board of  Trustees  or  obtained  by the  Manager  from two active  market  makers in the  security on the basis of reasonable inquiry.

              |_|  The  following  securities  are  valued  at the  mean  between  the  "bid"  and  "asked"  prices determined  by a pricing  service  approved by the Fund's  Board of  Trustees  or obtained by the Manager  from two active market makers in the security on the basis of reasonable inquiry:
         1.       debt instruments that have a maturity of more than 397 days when issued,
         2.       debt  instruments  that had a  maturity  of 397 days or less  when  issued  and have a  remaining maturity of more than 60 days, and
         3.       non-money  market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

              |_| The  following  securities  are  valued  at cost,  adjusted  for  amortization  of  premiums  and accretion of discounts:
         1.       money  market debt  securities  held by a non-money  market fund that had a maturity of less than
                  397 days when issued that have a remaining maturity of 60 days or less, and
         2.       debt  instruments  held by a money  market  fund that have a  remaining  maturity  of 397 days or less.

              |_| Securities  (including  restricted  securities) not having  readily-available  market  quotations are valued at fair value  determined  under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give quotes,  a security may be priced at the mean between the "bid" and "asked" prices  provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale  information  is not  generally  available,  the  Manager  may use  pricing services  approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield, and maturity.  Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value  foreign  currency,  including  forward  contracts,  and to  convert  to U.S.  dollars  securities  that  are denominated in foreign currency.

         Puts,  calls,  and futures are valued at the last sale price on the  principal  exchange on which they are traded or on NASDAQ,  as  applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there  were no sales  that day,  they  shall be valued  at the last sale  price on the  preceding trading day if it is within the spread of the  closing  "bid" and "asked"  prices on the  principal  exchange or on
NASDAQ on the  valuation  date.  If not, the value shall be the closing bid price on the  principal  exchange or on
NASDAQ on the valuation  date.  If the put,  call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active  market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund  writes an  option,  an amount  equal to the  premium  received  is  included  in the Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put  written  by the  Fund  expires,  the  Fund  has a gain in the  amount  of the premium.  If the Fund  enters  into a  closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

         The  information  below  supplements  the terms  and  conditions  for  redeeming  shares  set forth in the
Prospectus.

Reinvestment  Privilege.  Within  six  months  of a  redemption,  a  shareholder  may  reinvest  all or part of the redemption proceeds of:

o        Class A shares  purchased  subject  to an  initial  sales  charge or Class A shares on which a  contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order.  The  shareholder  must  ask the  Transfer  Agent  for that  privilege  at the  time of  reinvestment.  This privilege  does not apply to Class C,  Class N or Class Y shares.  The Fund may amend,  suspend  or cease  offering this  reinvestment  privilege at any time as to shares  redeemed  after the date of such  amendment,  suspension or cessation.

         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing and  amount of the  reinvestment.  Under the
Internal  Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the  Oppenheimer  funds  within 90 days of  payment  of the sales  charge,  the shareholder's  basis in the shares of the Fund that were  redeemed  may not include the amount of the sales  charge paid. That would reduce the loss or increase the gain recognized  from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily  made in cash.  However,  under  certain  circumstances,  the Board of Trustees of the Fund may  determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the Fund may pay the  redemption  proceeds  in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur  brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions  in kind using the same method the Fund uses to value its  portfolio  securities  described  above under  "Determination  of Net Asset Values Per Share." That  valuation  will be made as of the time the  redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the  involuntary  redemption  of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than $200 or such  lesser amount as the Board may fix.  The Board will not cause the  involuntary  redemption  of shares in an account if the aggregate  net asset  value of such  shares  has  fallen  below  the  stated  minimum  solely as a result of market fluctuations.  If the Board  exercises this right, it may also fix the  requirements  for any notice to be given to the  shareholders  in  question  (not less than 30 days).  The Board may  alternatively  set  requirements  for the shareholder  to  increase  the  investment,  or set other  terms and  conditions  so that the  shares  would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent
deferred sales charge are  transferred,  the  transferred  shares will remain  subject to the  contingent  deferred sales charge.  It will be calculated as if the transferee  shareholder had acquired the  transferred  shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under  "How to Buy  Shares"  for the  imposition  of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)
custodial   plans,   401(k)   plans  or  pension  or   profit-sharing   plans  should  be  addressed  to  "Trustee,
OppenheimerFunds  Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of Additional Information.  The request must:

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed  persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions  from  pension  and profit  sharing  plans are  subject to  special  requirements  under the
Internal  Revenue Code and certain  documents  (available  from the Transfer Agent) must be completed and submitted to the Transfer Agent before the  distribution  may be made.  Distributions  from  retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS Form W-4P  (available from the Transfer Agent)
must be  submitted  to the  Transfer  Agent with the  distribution  request,  or the  distribution  may be delayed.
Unless the shareholder  has provided the Transfer Agent with a certified tax  identification  number,  the Internal
Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder  elects not to have tax withheld.  The Fund, the Manager,  the Distributor,  and the Transfer Agent assume no  responsibility  to determine whether a distribution  satisfies the  conditions of applicable  tax laws and will not be  responsible  for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However, if the
Distributor  receives a repurchase  order from a dealer or broker after the close of The New York Stock Exchange on a regular  business  day,  it will be  processed  at that day's net asset  value if the order was  received  by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00
P.M.,  but may do so earlier on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual  or annual  basis  under an  Automatic  Withdrawal  Plan.  Shares  will be  redeemed  three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500  per month may be  requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required  minimum  distributions  from  OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the
Account  Application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal  Plan three  business days before the payment  transmittal  date you select in the Account  Application.  If a contingent  deferred sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge assessed on Class A share  purchases,  shareholders  should not make  regular  additional  Class A share  purchases while  participating  in an  Automatic  Withdrawal  Plan.  Class B,  Class C and Class N  shareholders  should  not establish automatic  withdrawal plans,  because of the potential imposition of the contingent deferred sales charge on such  withdrawals  (except where the Class B, Class C or Class N contingent  deferred  sales charge is waived as described in Appendix B of this Statement of Additional Information).

         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic   Exchange   Plans.   Shareholders   can  authorize  the  Transfer   Agent  to  exchange  a
pre-determined  amount  of  shares  of the  Fund  for  shares  (of the  same  class)  of  other  Oppenheimer  funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount  that  may be  exchanged  to each  other  fund  account  is $25.  Instructions  should  be  provided  on the
OppenheimerFunds Application or signature-guaranteed
instructions.  Exchanges  made under these plans are subject to the  restrictions  that apply to  exchanges  as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         |X| Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet withdrawal  payments.
Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the extent necessary to make  withdrawal  payments.  Depending  upon the amount  withdrawn,  the  investor's  principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset  value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three  business  days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should allow at least two weeks' time after  mailing such  notification  for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer  Agent will redeem the number of shares  requested  at the net asset  value per share in effect and will mail a check for the  proceeds to the Planholder.

         The  Planholder  may  terminate  a Plan at any time by writing to the  Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt  of  evidence  satisfactory  to it  that  the  Planholder  has  died  or  is  legally  incapacitated.  Upon termination  of a Plan by the  Transfer  Agent or the  Fund,  shares  that have not been  redeemed  will be held in uncertificated form in the name of the Planholder. The
account will continue as a  dividend-reinvestment,  uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer  funds  having more than one class of  shares  may be  exchanged  only for  shares  of the same  class of other  Oppenheimer  funds.  Shares  of
Oppenheimer  funds  that have a single  class  without a class  designation  are  deemed  "Class A" shares for this purpose.  You can obtain a current  list  showing  which funds offer which  classes by calling the  Distributor  at
1.800.525.7048.

o        All of the  Oppenheimer  funds  currently  offer Class A, B and C shares except  Oppenheimer  Money Market
     Fund,  Inc.,  Centennial  Money Market  Trust,  Centennial  Tax Exempt  Trust,  Centennial  Government  Trust,
     Centennial New York Tax Exempt Trust,  Centennial  California Tax Exempt Trust,  and Centennial  America Fund,
     L.P., which only offer Class A shares.

         o    Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves are generally  available  only by exchange  from the same  class of  shares of other  Oppenheimer  funds or  through  OppenheimerFunds-sponsored
     401(k) plans.

o        Only certain  Oppenheimer  funds currently offer Class Y shares.  Class Y shares of Oppenheimer Real Asset
     Fund may not be exchanged for shares of any other fund.

o        Only certain  Oppenheimer  funds  currently  offer Class N shares,  which are only  offered to  retirement plans as  described  in the  Prospectus.  Class N shares  can be  exchanged  only for  Class N shares of other
     Oppenheimer funds.

o        Class M shares of  Oppenheimer  Convertible  Securities  Fund may be exchanged  only for Class A shares of other  Oppenheimer  funds.  They  may not be  acquired  by  exchange  of  shares  of any  class  of any  other
     Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money  Market Fund or  Oppenheimer  Cash  Reserves
     acquired by exchange of Class M shares.

o        Class X shares of Limited Term New York  Municipal  Fund can be exchanged only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money
     Market Fund, Inc.,  Oppenheimer Cash Reserves or Oppenheimer  Limited-Term  Government Fund. Only participants in certain  retirement  plans may purchase  shares of Oppenheimer  Capital  Preservation  Fund, and only those participants may exchange shares of other  Oppenheimer  funds for shares of Oppenheimer  Capital  Preservation
     Fund.

o        Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are not  available  by  exchange  of shares of
     Oppenheimer  Money  Market  Fund or Class A shares  of  Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject  to the  Class A  contingent  deferred  sales  charge  of the  other  Oppenheimer  fund at the time of exchange,  the holding  period for that Class A contingent  deferred sales charge will carry over to the Class
     A shares  of  Oppenheimer  Senior  Floating  Rate  Fund  acquired  in the  exchange.  The  Class A  shares  of
     Oppenheimer  Senior  Floating  Rate  Fund  acquired  in that  exchange  will be  subject  to the Class A Early
     Withdrawal  Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

o        Class A, Class B, Class C and Class Y Shares of Oppenheimer  Select  Managers  Mercury  Advisors S&P Index
     Fund and Oppenheimer  Select  Managers QM Active Balanced Fund are only available to retirement  plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund  offered  by the  Distributor.  Shares of any money  market  fund  purchased  without  a sales  charge  may be exchanged for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer  Money Market Fund, Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the Manager or its  subsidiaries)  redeemed  within the 30 days prior to that  purchase may  subsequently  be exchanged  for shares of other  Oppenheimer  funds without being subject to an initial  sales charge or  contingent  deferred  sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer  must  notify  the  Distributor  of  eligibility  for this  privilege  at the time the shares of
Oppenheimer  Money Market Fund,  Inc. are  purchased.  If requested,  they must supply proof of entitlement to this privilege.

         Shares  of the Fund  acquired  by  reinvestment  of  dividends  or  distributions  from  any of the  other
Oppenheimer  funds or from any unit investment trust for which  reinvestment  arrangements  have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or  terminate  the  exchange  privilege  at any time.  Although  the Fund may impose these changes at any time,  it will provide you with notice of those  changes  whenever it is required to do so by  applicable  law. It may be required to provide 60 days notice prior to  materially  amending or  terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

? How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred  sales charge is imposed on exchanges of shares of any class purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares  acquired  by  exchange  of Class A  shares  of  other  Oppenheimer  funds  purchased  subject  to a Class A contingent  deferred  sales  charge are redeemed  within 18 months of the end of the calendar  month of the initial purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.  The Class B contingent  deferred  sales  charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within 6 years of the  initial  purchase of the  exchanged  Class B shares.  The Class C  contingent deferred  sales charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged  Class C shares.  With respect to Class N shares,  a 1% contingent  deferred sales charge will be imposed if the  retirement  plan (not  including IRAs and 403(b) plans) is terminated or Class
N shares of all  Oppenheimer  funds  are  terminated  as an  investment  option of the plan and Class N shares  are redeemed  within 18 months  after the  plan's  first  purchase  of Class N shares of any  Oppenheimer  fund or with respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are  redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         When Class B or Class C shares are redeemed to effect an  exchange,  the  priorities  described in "How To
Buy Shares" in the  Prospectus  for the  imposition of the Class B or the Class C contingent  deferred sales charge will be  followed  in  determining  the  order in  which  the  shares  are  exchanged.  Before  exchanging  shares, shareholders  should take into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         If Class B shares of an  Oppenheimer  fund are  exchanged for Class B shares of  Oppenheimer  Limited-Term
Government  Fund or  Limited-Term  New York Municipal Fund and those shares  acquired by exchange are  subsequently redeemed,  they will be subject to the  contingent  deferred sales charge of the  Oppenheimer  fund from which they were  exchanged.  The  contingent  deferred  sales  charge rates of Class B shares of other  Oppenheimer  funds are typically  higher for the same holding period than for Class B shares of Oppenheimer  Limited-Term  Government Fund and  Limited-Term  New York Municipal  Fund.  They will not be subject to the  contingent  deferred sales charge of
Oppenheimer Limited-Term Government Fund or Limited-Term New York Municipal Fund.

         Shareholders  owning  shares  of more than one  class  must  specify  which  class of shares  they wish to exchange.

         ? Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to  reject  telephone  or  written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges  of up to 50 accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

         ? Telephone  Exchange Requests.  When exchanging shares by telephone,  a shareholder must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  Prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy (which might occur,  for example,  during periods of substantial market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         ?  Processing  Exchange  Requests.  Shares to be exchanged  are  redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it  would  be  disadvantaged  by an  immediate  transfer  of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the Transfer  Agent not to do so.  However,  special  redemption and exchange  features such as Automatic  Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not  tendered  with  the  request.  In  those  cases,  only  the  shares  available  for  exchange  without restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks.  A  shareholder  should  assure that the fund  selected is  appropriate  for his or her  investment  and should be aware of the tax consequences of an exchange.  For federal income tax purposes,  an exchange  transaction is treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege,"
above,  discusses some of the tax  consequences  of reinvestment  of redemption  proceeds in such cases.  The Fund, the Distributor,  and the Transfer Agent are unable to provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

         Dividends and  Distributions.  The dividends  and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the
Fund or borne  separately by a class.  Dividends are  calculated in the same manner,  at the same time,  and on the same day for each class of shares.  However,  dividends  on Class B, Class C and Class N shares are  expected to be lower than dividends on Class A shares.  That is because of the effect of the asset-based  sales charge on Class B,
Class C and Class N shares.  Those  dividends  will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends,  distributions and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of Oppenheimer  Money Market
Fund,  Inc.  Reinvestment  will be made as  promptly as  possible  after the return of such checks to the  Transfer
Agent,  to enable the  investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the  Fund and the  Transfer  Agent  will  not be  liable  to  shareholders  or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends  and  Distributions.  The federal tax  treatment  of the Fund's  dividends  and capital gains distributions is briefly highlighted in the Prospectus.

         Special  provisions of the Internal  Revenue Code govern the  eligibility of the Fund's  dividends for the dividends-received  deduction for corporate  shareholders.  Long-term capital gains  distributions are not eligible for the  deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the aggregate  amount of qualifying  dividends that the Fund derives from portfolio  investments that the Fund has held for a minimum  period,  usually  46 days.  A  corporate  shareholder  will not be  eligible  for the  deduction  on dividends  paid on Fund  shares  held for 45 days or less.  To the extent the Fund's  dividends  are  derived  from gross income from option  premiums,  interest  income or short-term  gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         Under the Internal  Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund will meet those requirements.  However,  the Board of Trustees and the Manager might  determine in a particular  year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce  the amount of income or capital  gains available for distribution to shareholders.

         The Fund  intends  to  qualify  as a  "regulated  investment  company"  under the  Internal  Revenue  Code
(although  it  reserves  the right not to  qualify).  That  qualification  enables the Fund to "pass  through"  its income and realized  capital gains to  shareholders  without having to pay tax on them. This avoids a double tax on that income and capital gains,  since  shareholders  normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement  account or the  shareholder  is otherwise exempt from tax). If the Fund qualifies as a "regulated  investment  company"  under the Internal  Revenue Code, it will not be liable for  federal  income  taxes on  amounts  paid by it as  dividends  and  distributions.  The Fund qualified as a regulated  investment  company in its last fiscal year. The Internal  Revenue Code contains a number of complex tests  relating to  qualification  which the Fund might not meet in any  particular  year. If it did not so qualify,  the Fund would be treated for tax  purposes as an ordinary  corporation  and receive no tax  deduction for payments made to shareholders.

         If prior  distributions  made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's  investment  policies,  they will be  identified as such in notices sent to shareholders.

Dividend  Reinvestment  in Another  Fund.  Shareholders  of the Fund may elect to  reinvest  all  dividends  and/or capital  gains  distributions  in shares of the same  class of any of the other  Oppenheimer  funds  listed  above.
Reinvestment  will be made  without  sales  charge  at the net  asset  value  per  share in  effect at the close of business on the payable date of the dividend or  distribution.  To elect this option,  the shareholder  must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an account.  Dividends and/or  distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent, is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder  servicing and administrative  functions.
It serves as the Transfer  Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian  Bank.  The Bank of New York is the  custodian  bank of the  Fund's  assets.  The  custodian  bank's responsibilities  include  safeguarding and controlling the Fund's  portfolio  securities and handling the delivery of such  securities to and from the Fund.  It will be the practice of the Fund to deal with the  custodian  bank in a manner uninfluenced by any banking relationship the Advisor may have with the Manager  and its  affiliates.  The Fund's  cash  balances  with the  custodian  bank in excess of
$100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent  Auditors.  KPMG LLP are the  independent  auditors  of the  Fund.  They  audit  the  Fund's  financial statements  and perform  other related  audit  services.  They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GLOBAL FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Global Fund, including the statement of investments, as of September
30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Global Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado
October 19, 2001

STATEMENT OF INVESTMENTS SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------

 COMMON STOCKS--94.5%
------------------------------------------------------------------------------------------------
 BASIC MATERIALS--0.8%
------------------------------------------------------------------------------------------------
 CHEMICALS--0.8%
 International Flavors & Fragrances, Inc.                      2,010,070            $55,658,838
------------------------------------------------------------------------------------------------
 CAPITAL GOODS--4.6%
------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.4%
 Empresa Brasileira de Aeronautica SA (Embraer), ADR           2,159,000             27,527,250
------------------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.4%
 Toshiba Corp.                                                 6,734,500             25,777,990
------------------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.1%
 Manpower, Inc.                                                  373,250              9,827,673
------------------------------------------------------------------------------------------------
 Rentokil Initial plc                                         28,981,300            104,780,790
------------------------------------------------------------------------------------------------
 WPP Group plc                                                 4,126,875             30,023,078
                                                                                  --------------
                                                                                    144,631,541

------------------------------------------------------------------------------------------------
 MANUFACTURING--1.7%
 Alstom                                                        1,975,750             30,192,515
------------------------------------------------------------------------------------------------
 Sanmina Corp.(1)                                              1,273,900             17,299,562
------------------------------------------------------------------------------------------------
 Societe BIC SA                                                2,321,265             71,452,390
                                                                                  --------------
                                                                                    118,944,467

------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--1.9%
------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--0.3%
 Global Crossing Ltd.(1)                                      10,299,500             18,539,100
------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--1.4%
 KDDI Corp.                                                       16,506             45,168,774
------------------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar), Preference   5,388,054,560             48,826,407
                                                                                  --------------
                                                                                     93,995,181

------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-WIRELESS--0.2%
 Telesp Celular Participacoes SA, ADR                          2,082,700             10,996,656
------------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--15.2%
------------------------------------------------------------------------------------------------
 AUTOS & HOUSING--4.2%
 Hanson plc                                                   14,470,466            101,178,914
------------------------------------------------------------------------------------------------
 Porsche AG, Preferred(2)                                        603,913            156,635,321
------------------------------------------------------------------------------------------------
 Valeo SA                                                        982,400             31,000,374
                                                                                  --------------
                                                                                    288,814,609
================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------

 LEISURE & ENTERTAINMENT--4.5%
 Hasbro, Inc.                                                  2,879,600            $40,314,400
------------------------------------------------------------------------------------------------
 Hilton Group plc                                             13,264,900             35,676,625
------------------------------------------------------------------------------------------------
 International Game Technology(1)                              1,052,300             44,722,750
------------------------------------------------------------------------------------------------
 P&O Princess Cruises plc                                     17,830,024             58,764,234
------------------------------------------------------------------------------------------------
 Six Continents plc                                           14,038,842            127,923,895
                                                                                  --------------
                                                                                    307,401,904

------------------------------------------------------------------------------------------------
 MEDIA--4.1%
 Pearson plc                                                   2,638,900             28,273,473
------------------------------------------------------------------------------------------------
 Reed International plc                                        9,766,395             80,595,862
------------------------------------------------------------------------------------------------
 Singapore Press Holdings Ltd.                                 7,230,000             64,670,516
------------------------------------------------------------------------------------------------
 Telewest Communications plc(1)                               30,860,700             13,606,791
------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, Cl. A(1)                14,066,500              4,611,730
------------------------------------------------------------------------------------------------
 Wolters Kluwer NV                                             4,157,069             92,147,412
                                                                                  --------------
                                                                                    283,905,784

------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--2.4%
 Best Buy Co., Inc.(1)                                           593,800             26,988,210
------------------------------------------------------------------------------------------------
 Boots Co. plc                                                 8,344,200             76,524,058
------------------------------------------------------------------------------------------------
 Circuit City Stores, Inc./Circuit City Group                  4,750,500             57,006,000
                                                                                  --------------
                                                                                    160,518,268

------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--12.1%
------------------------------------------------------------------------------------------------
 BEVERAGES--2.2%
 Cadbury Schweppes plc                                        23,246,249            150,838,531
------------------------------------------------------------------------------------------------
 Diageo plc                                                      224,000              2,352,225
                                                                                  --------------
                                                                                    153,190,756

------------------------------------------------------------------------------------------------
 BROADCASTING--1.5%
 Grupo Televisa SA, Sponsored GDR(1)                           1,602,200             45,983,140
 Sirius Satellite Radio, Inc.(1)                               1,938,100              6,957,779
------------------------------------------------------------------------------------------------
 Television Broadcasts Ltd.                                   18,263,486             49,525,319
                                                                                  --------------
                                                                                    102,466,238

------------------------------------------------------------------------------------------------
 ENTERTAINMENT--2.3%
 Nintendo Co. Ltd.                                               851,887            122,351,940
------------------------------------------------------------------------------------------------
 Zee Telefilms Ltd.                                           19,201,307             35,051,916
                                                                                  --------------
                                                                                    157,403,856

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------

 HOUSEHOLD GOODS--6.1%
 Hindustan Lever Ltd.                                         17,066,500          $  74,186,667
------------------------------------------------------------------------------------------------
 Reckitt Benckiser plc                                        17,422,764            250,428,994
------------------------------------------------------------------------------------------------
 Wella AG, Preference, Non-Vtg.                                1,906,410             89,933,481
                                                                                  --------------
                                                                                    414,549,142

------------------------------------------------------------------------------------------------
 ENERGY--6.1%
------------------------------------------------------------------------------------------------
 OIL: DOMESTIC--1.2%
 Chevron Corp.                                                   934,000             79,156,500
------------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--4.9%
 Alberta Energy Co. Ltd.                                         985,500             33,438,501
------------------------------------------------------------------------------------------------
 Anderson Exploration Ltd.(1)                                  2,266,500             56,874,128
------------------------------------------------------------------------------------------------
 BP plc, ADR                                                   1,901,934             93,518,095
------------------------------------------------------------------------------------------------
 Husky Energy, Inc.                                            6,584,965             74,407,562
------------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                          1,542,500             77,510,625
                                                                                  --------------
                                                                                    335,748,911

------------------------------------------------------------------------------------------------
 FINANCIAL--14.4%
------------------------------------------------------------------------------------------------
 BANKS--5.5%
 Australia & New Zealand Banking Group Ltd.                   13,226,800            104,308,264
------------------------------------------------------------------------------------------------
 Bank One Corp.                                                3,730,200            117,389,394
------------------------------------------------------------------------------------------------
 Royal Bank of Scotland Group plc (The)                        3,722,747             81,960,394
------------------------------------------------------------------------------------------------
 Wachovia Corp.                                                2,444,400             75,776,400
                                                                                  --------------
                                                                                    379,434,452

------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--7.0%
 American Express Co.                                          2,127,300             61,819,338
------------------------------------------------------------------------------------------------
 Citigroup Inc.                                                1,722,333             69,754,487
------------------------------------------------------------------------------------------------
 Credit Saison Co. Ltd.                                        2,643,000             57,017,628
------------------------------------------------------------------------------------------------
 Fannie Mae                                                    2,162,640            173,140,958
------------------------------------------------------------------------------------------------
 ICICI Ltd., Sponsored ADR                                     5,477,100             27,111,645
------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                                  581,500             33,058,275
------------------------------------------------------------------------------------------------
 MBNA Corp.                                                    1,855,700             56,209,153
                                                                                  --------------
                                                                                    478,111,484

------------------------------------------------------------------------------------------------
 INSURANCE--1.9%
 ACE Ltd.                                                      1,952,200             56,360,014
------------------------------------------------------------------------------------------------
 Axa SA                                                        1,560,600             30,798,237
------------------------------------------------------------------------------------------------
 Manulife Financial Corp.                                      1,515,300             39,664,275
                                                                                  --------------
                                                                                    126,822,526
================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------

 HEALTHCARE--20.2%
------------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--14.5%
 American Home Products Corp.                                  1,799,800         $  104,838,350
------------------------------------------------------------------------------------------------
 Amgen, Inc.(1)                                                2,177,500            127,971,675
------------------------------------------------------------------------------------------------
 AstraZeneca plc                                                 893,600             41,566,703
------------------------------------------------------------------------------------------------
 Eisai Co. Ltd.                                                1,783,000             43,254,176
------------------------------------------------------------------------------------------------
 Elan Corp. plc, ADR(1)                                        1,839,800             89,138,310
------------------------------------------------------------------------------------------------
 Gilead Sciences, Inc.(1)                                      1,495,400             83,996,618
------------------------------------------------------------------------------------------------
 Human Genome Sciences, Inc.(1)                                  931,200             28,783,392
------------------------------------------------------------------------------------------------
 Johnson & Johnson                                             2,438,240            135,078,496
------------------------------------------------------------------------------------------------
 Novartis AG                                                   1,254,400             49,120,643
------------------------------------------------------------------------------------------------
 Oxford GlycoSciences plc(1)                                   1,734,735             15,297,240
------------------------------------------------------------------------------------------------
 Pfizer, Inc.                                                  2,049,700             82,192,970
------------------------------------------------------------------------------------------------
 Sanofi-Synthelabo SA                                          2,926,000            190,526,636
                                                                                  --------------
                                                                                    991,765,209

------------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--5.7%
 Affymetrix, Inc.(1)                                             961,000             15,424,050
------------------------------------------------------------------------------------------------
 Amersham plc                                                  2,254,400             19,200,526
------------------------------------------------------------------------------------------------
 Applera Corp./Applied Biosystems Group                          745,400             18,187,760
------------------------------------------------------------------------------------------------
 Essilor International SA                                        724,200             20,148,609
------------------------------------------------------------------------------------------------
 Fresenius AG, Preference(2)                                   1,590,864            155,021,583
------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc.(1)                                    721,400             20,487,760
------------------------------------------------------------------------------------------------
 Quest Diagnostics, Inc.(1)                                      324,500             20,021,650
------------------------------------------------------------------------------------------------
 Quintiles Transnational Corp.(1)                              4,491,000             65,568,600
------------------------------------------------------------------------------------------------
 Smith & Nephew plc                                            3,065,450             15,543,257
------------------------------------------------------------------------------------------------
 Swiss Medical SA(1,2,3)                                         480,000             40,795,200
                                                                                  --------------
                                                                                    390,398,995

------------------------------------------------------------------------------------------------
 TECHNOLOGY--18.3%
------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--1.7%
 International Business Machines Corp.                           832,100             76,802,830
------------------------------------------------------------------------------------------------
 Mentor Graphics Corp.(1)                                      2,158,900             29,749,642
------------------------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                     1,263,900             10,452,453
                                                                                  --------------
                                                                                    117,004,925

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

================================================================================================
                                                                                   MARKET VALUE
                                                                  SHARES             SEE NOTE 1
------------------------------------------------------------------------------------------------

 COMPUTER SOFTWARE--10.0%
 AOL Time Warner, Inc.(1)                                      2,572,300          $  85,143,130
------------------------------------------------------------------------------------------------
 Cadence Design Systems, Inc.(1,2)                            16,869,040            280,869,515
------------------------------------------------------------------------------------------------
 Electronic Arts, Inc.(1)                                      3,263,900            149,062,314
------------------------------------------------------------------------------------------------
 Infosys Technologies Ltd.                                       516,572             25,675,842
------------------------------------------------------------------------------------------------
 Konami Co. Ltd.                                                 525,000             12,758,121
------------------------------------------------------------------------------------------------
 Oracle Corp.(1)                                               1,571,500             19,769,470
------------------------------------------------------------------------------------------------
 SAP AG                                                          293,859             31,043,617
------------------------------------------------------------------------------------------------
 Sybase, Inc.(1)                                               4,623,100             42,994,830
------------------------------------------------------------------------------------------------
 Synopsys, Inc.(1)                                             1,012,000             40,591,219
                                                                                  --------------
                                                                                    687,908,058

------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.5%
 Enterasys Networks, Inc.(1)                                   2,538,700             16,374,615
------------------------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares                          2,065,800             32,329,770
------------------------------------------------------------------------------------------------
 QUALCOMM, Inc.(1)                                               438,000             20,822,520
------------------------------------------------------------------------------------------------
 Riverstone Networks, Inc.(1)                                  1,302,637              6,838,844
------------------------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                      1,686,200             29,592,810
                                                                                  --------------
                                                                                    105,958,559

------------------------------------------------------------------------------------------------
 ELECTRONICS--5.1%
 Altera Corp.(1)                                                 836,800             13,706,784
------------------------------------------------------------------------------------------------
 Applied Materials, Inc.(1)                                      404,500             11,503,980
------------------------------------------------------------------------------------------------
 Hirose Electric Co.                                             395,865             24,922,249
------------------------------------------------------------------------------------------------
 Intel Corp.                                                     770,000             15,738,800
------------------------------------------------------------------------------------------------
 Keyence Corp.                                                   121,400             16,304,877
------------------------------------------------------------------------------------------------
 Koninklijke (Royal) Philips Electronics NV                      584,459             11,337,283
------------------------------------------------------------------------------------------------
 Kyocera Corp.                                                   484,800             31,660,740
------------------------------------------------------------------------------------------------
 National Semiconductor Corp.(1)                               5,463,000            120,459,150
------------------------------------------------------------------------------------------------
 Novellus Systems, Inc.(1)                                       398,700             11,386,872
------------------------------------------------------------------------------------------------
 Sony Corp.                                                    1,196,000             44,073,197
------------------------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares                     629,800             13,534,402
------------------------------------------------------------------------------------------------
 Thomson Multimedia SA(1)                                      1,190,071             23,301,650
------------------------------------------------------------------------------------------------
 Xilinx, Inc.(1)                                                 588,500             13,847,405
                                                                                  --------------
                                                                                    351,777,389

------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.9%
------------------------------------------------------------------------------------------------
 AIR TRANSPORTATION--0.9%
 Bombardier, Inc., Cl. B                                       8,687,700             63,795,227
                                                                                  --------------
 Total Common Stocks (Cost $6,939,311,220)                                        6,472,203,815

                                                                                       PRICIPAL           MARKET VALUE
                                                                                         AMOUNT             SEE NOTE 1
=======================================================================================================================

 SHORT-TERM NOTES--3.6%
 American Home Products Corp., 3.53%, 10/24/01                                      $25,000,000         $   24,943,618
-----------------------------------------------------------------------------------------------------------------------
 Greyhawk Funding LLC, 3.50%, 10/17/01                                               50,000,000             49,922,222
-----------------------------------------------------------------------------------------------------------------------
 Heller Financial, Inc.:
 3.55%, 10/19/01                                                                     50,000,000             49,911,250
 3.57%, 10/5/01                                                                      25,000,000             24,990,084
-----------------------------------------------------------------------------------------------------------------------
 New Center Asset Trust, 3.50%, 10/12/01                                             50,000,000             49,946,528
-----------------------------------------------------------------------------------------------------------------------
 Textron Financial Corp., 3.52%, 10/12/01                                            48,000,000             47,948,373
                                                                                                   --------------------
 Total Short-Term Notes (Cost $247,662,075)                                                                247,662,075

=======================================================================================================================
 REPURCHASE AGREEMENTS--1.0%
 Repurchase agreement with Deutsche Bank Securities, Inc.,
 3.15%, dated 9/28/01, to be repurchased at $69,140,145 on 10/1/01, collateralized by U.S. Treasury Bonds, 8%-8.125%, 8/15/21-11/15/21,
 with a value of $70,656,474 (Cost $69,122,000)                                     69,122,000              69,122,000
-----------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $7,256,095,295)                                        99.1%          6,788,987,890
-----------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                           0.9              63,223,516
                                                                                     ----------------------------------
 NET ASSETS                                                                              100.0%         $6,852,211,406
                                                                                     ==================================

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2001. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2001, amounts to $633,321,619. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                                       UNREALIZED
                                            SHARES        GROSS          GROSS              SHARES   APPRECIATION         DIVIDEND
                                    SEPT. 30, 2000    ADDITIONS     REDUCTIONS      SEPT. 30, 2001  (DEPRECIATION)          INCOME
-----------------------------------------------------------------------------------------------------------------------------------

 STOCKS AND WARRANTS
 Cadence Design Systems, Inc.           14,875,040    1,994,000             --          16,869,040   $(53,231,750)    $         --
 Fresenius AG, Preference                  772,796      818,068             --           1,590,864     (4,941,660)       1,317,032
 Porsche AG, Preferred                          --      622,460         18,547             603,913    112,449,766               --
 Swiss Medical SA                          300,000      180,000             --             480,000     12,205,200               --
                                                                                                                      -------------
                                                                                                                      $  1,317,032
                                                                                                                      -------------

3.  Identifies issues considered to be illiquid or restricted--See Note 6 of
    Notes to Financial Statements.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A
PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION              MARKET VALUE         PERCENT
-------------------------------------------------------------------------

 United States                           $2,940,122,296          43.3%
 Great Britain                            1,328,053,685          19.6
 Germany                                    432,634,002           6.4
 Japan                                      423,289,693           6.2
 France                                     410,954,812           6.1
 Canada                                     268,179,693           3.9
 The Netherlands                            185,607,051           2.7
 India                                      162,026,069           2.4
 Australia                                  104,308,264           1.5
 Ireland                                     89,138,310           1.3
 Brazil                                      87,350,313           1.3
 Bermuda                                     74,899,114           1.1
 Singapore                                   64,670,516           1.0
 Hong Kong                                   49,525,319           0.7
 Switzerland                                 49,120,643           0.7
 Mexico                                      45,983,140           0.7
 Argentina                                   40,795,200           0.6
 Finland                                     32,329,770           0.5
                                         ------------------------------
 Total                                   $6,788,987,890         100.0%
                                         ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

==================================================================================================

 ASSETS
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $6,689,255,231)                                   $  6,155,666,271
 Affiliated companies (cost $566,840,064)                                            633,321,619
                                                                                ------------------
                                                                                   6,788,987,890
--------------------------------------------------------------------------------------------------

 Receivables and other assets:
 Investments sold                                                                     80,821,766
 Shares of beneficial interest sold                                                   35,004,973
 Interest and dividends                                                               11,127,937
 Other                                                                                    40,245
                                                                                ------------------
 Total assets                                                                      6,915,982,811

==================================================================================================
 LIABILITIES
 Bank overdraft                                                                           63,945
--------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                                   122,837
--------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                35,335,430
 Shares of beneficial interest redeemed                                               21,317,100
 Distribution and service plan fees                                                    4,613,410
 Trustees' compensation                                                                1,126,866
 Shareholder reports                                                                     102,362
 Transfer and shareholder servicing agent fees                                            92,628
 Other                                                                                   996,827
                                                                                ------------------
 Total liabilities                                                                    63,771,405

==================================================================================================
 NET ASSETS                                                                     $  6,852,211,406
                                                                                ==================

==================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                $  7,515,876,593
--------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                               (12,135,474)
--------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                                      (185,911,711)
--------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies                        (465,618,002)
                                                                                ------------------

 NET ASSETS                                                                     $  6,852,211,406
                                                                                ==================

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

===============================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,876,119,793 and 121,794,099 shares of beneficial interest outstanding)               $40.04
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                                $42.48
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,386,315,336 and 36,375,442 shares of beneficial interest outstanding)                $38.11
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $418,524,635
 and 10,812,561 shares of beneficial interest outstanding)                               $38.71
-----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,970,953
 and 149,337 shares of beneficial interest outstanding)                                  $39.98
-----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $165,280,689 and 4,120,621 shares of beneficial interest outstanding)         $40.11

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2001
--------------------------------------------------------------------------------

=====================================================================================================
INVESTMENT INCOME
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $6,714,383)             $   92,328,020
 Affiliated companies (net of foreign withholding taxes of $385,964)                      1,317,032
-----------------------------------------------------------------------------------------------------
 Interest                                                                                33,417,086
                                                                                      ---------------
 Total income                                                                           127,062,138

=====================================================================================================
 EXPENSES
 Management fees                                                                         54,902,495
-----------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                 13,668,954
 Class B                                                                                 17,318,966
 Class C                                                                                  4,484,304
 Class N                                                                                      4,961
-----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                  9,668,219
 Class B                                                                                  2,844,836
 Class C                                                                                    755,439
 Class N                                                                                      2,062
 Class Y                                                                                    663,226
-----------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              1,517,266
-----------------------------------------------------------------------------------------------------
 Shareholder reports                                                                      1,762,454
-----------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                     328,142
-----------------------------------------------------------------------------------------------------
 Other                                                                                    1,135,918
                                                                                      ---------------
 Total expenses                                                                         109,057,242
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y           (111,822)
 Less reduction to custodian expenses                                                       (44,942)
                                                                                      ---------------
 Net expenses                                                                           108,900,478

=====================================================================================================
 NET INVESTMENT INCOME                                                                   18,161,660

=====================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                                (45,133,242)
   Affiliated companies                                                                     (249,592)
 Foreign currency transactions                                                          (140,230,678)
                                                                                      ---------------
 Net realized gain (loss)                                                               (185,613,512)
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation):
 Investments                                                                          (2,437,532,080)
 Translation of assets and liabilities denominated in foreign currencies                  68,635,956
                                                                                      ---------------
 Net change                                                                           (2,368,896,124)
                                                                                      ---------------
 Net realized and unrealized gain (loss)                                              (2,554,509,636)

=====================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $(2,536,347,976)
                                                                                      ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                2001                           2000
=============================================================================================================================

 OPERATIONS
 Net investment income (loss)                                                $    18,161,660               $     16,147,506
-----------------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       (185,613,512)                 1,868,611,982
-----------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                         (2,368,896,124)                   583,422,674
                                                                             ------------------------------------------------
 Net increase (decrease) in net assets resulting from operations              (2,536,347,976)                 2,468,182,162

=============================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                                  --                    (24,751,244)
 Class B                                                                                  --                             --
 Class C                                                                                  --                        (58,522)
 Class N                                                                                  --                             --
 Class Y                                                                                  --                       (528,849)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                                                  --                     (2,812,795)
 Class B                                                                                  --                             --
 Class C                                                                                  --                         (6,651)
 Class N                                                                                  --                             --
 Class Y                                                                                  --                        (60,099)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                      (1,122,608,597)                  (318,659,987)
 Class B                                                                        (355,876,868)                  (107,173,380)
 Class C                                                                         (78,333,327)                   (13,675,246)
 Class N                                                                                  --                             --
 Class Y                                                                         (36,265,589)                    (4,368,380)

=============================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                       1,564,648,425                    997,501,820
 Class B                                                                         330,994,853                    230,422,793
 Class C                                                                         238,103,480                    191,760,904
 Class N                                                                           6,787,490                             --
 Class Y                                                                          58,677,193                    147,033,188

=============================================================================================================================
 NET ASSETS
 Total increase (decrease)                                                    (1,930,220,916)                 3,562,805,714
-----------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                           8,782,432,322                  5,219,626,608
                                                                             ------------------------------------------------
 End of period [including undistributed (overdistributed) net investment
 income of $(12,135,474) and $(21,380,450), respectively]                    $ 6,852,211,406               $  8,782,432,322
                                                                             ================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED SEPTEMBER 30,                 2001             2000            1999             1998         1997
=============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 67.48          $ 49.50         $ 38.34          $ 49.32    $   39.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .20              .26             .17             1.08          .32
 Net realized and unrealized gain (loss)               (15.68)           22.20           14.37            (5.49)       11.91
                                                     ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.48)           22.46           14.54            (4.41)       12.23
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --             (.32)           (.39)            (.83)        (.53)
 Dividends in excess of net investment income              --             (.04)             --               --           --
 Distributions from net realized gain                  (11.96)           (4.12)          (2.99)           (5.74)       (1.38)
                                                     ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)           (4.48)          (3.38)           (6.57)       (1.91)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $40.04           $67.48          $49.50           $38.34       $49.32
                                                     ========================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   (27.10)%          47.13%          40.05%           (9.85)%      32.85%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $4,876,120       $6,225,967      $3,780,168       $2,904,763   $3,407,837
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $5,851,970       $5,555,437      $3,475,038       $3,381,204   $2,869,142
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                   0.42%            0.41%           0.37%            0.96%        0.74%
 Expenses                                                1.12%            1.08%           1.16%            1.14%(3)     1.13%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%              62%             68%              65%          66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED SEPTEMBER 30,                 2001               2000          1999             1998        1997
=============================================================================================================================

PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 65.26            $ 48.05       $ 37.32          $ 48.19     $ 38.19
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.06)              (.19)         (.16)             .69        (.04)
 Net realized and unrealized gain (loss)               (15.13)             21.52         13.99            (5.31)      11.68
                                                     ------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.19)             21.33         13.83            (4.62)      11.64
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --                 --          (.11)            (.51)       (.26)
 Dividends in excess of net investment income              --                 --            --               --          --
 Distributions from net realized gain                  (11.96)             (4.12)        (2.99)           (5.74)      (1.38)
                                                     ------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)             (4.12)        (3.10)           (6.25)      (1.64)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $38.11             $65.26        $48.05           $37.32      $48.19
                                                     ========================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   (27.68)%            46.01%        38.99%          (10.56)%     31.77%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $1,386,315         $1,948,901    $1,250,245         $897,473    $897,380
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $1,731,624         $1,779,871    $1,121,639         $965,647    $691,844
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                           (0.35)%            (0.38)%       (0.40)%           0.20%      (0.23)%
 Expenses                                                1.89%              1.85%         1.94%            1.91%(3)    1.94%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%                62%           68%              65%         66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS C         YEAR ENDED SEPTEMBER 30,                 2001               2000          1999             1998        1997
=============================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                 $ 66.09           $  48.63       $ 37.79          $ 48.77     $ 38.73
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                             .07                .06          (.08)             .75        (.08)
 Net realized and unrealized gain (loss)               (15.49)             21.54         14.07            (5.42)      11.86
                                                      ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (15.42)             21.60         13.99            (4.67)      11.78
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --               (.02)         (.16)            (.57)       (.36)
 Dividends in excess of net investment income              --                 --(1)         --               --          --
 Distributions from net realized gain                  (11.96)             (4.12)        (2.99)           (5.74)      (1.38)
                                                      ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (11.96)             (4.14)        (3.15)           (6.31)      (1.74)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $38.71             $66.09        $48.63           $37.79      $48.77
                                                      ======================================================================

=============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                   (27.67)%            46.01%        38.97%          (10.53)%     31.76%

=============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $418,525           $404,312      $152,620          $90,707     $60,387
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $448,751           $287,843      $125,334          $79,398     $35,371
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                           (0.33)%            (0.29)%       (0.38)%           0.23%      (0.86)%
 Expenses                                                1.89%              1.85%         1.94%            1.91%(4)    1.94%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%                62%           68%              65%         66%

1. Less than $0.005 per share.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N                                                                          PERIOD ENDED SEPTEMBER 30 2001(1)
===================================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                                                   $ 50.13
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                                      .01
 Net realized and unrealized gain (loss)                                                                 (10.16)
                                                                                                       -------------
 Total income (loss) from
 investment operations                                                                                   (10.15)
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                                        --
 Dividends in excess of net investment income                                                                --
 Distributions from net realized gain                                                                        --
                                                                                                       -------------
 Total dividends and/or distributions
 to shareholders                                                                                             --
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                          $39.98
                                                                                                       =============

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                                                     (20.25)%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                                $5,971
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                                       $1,717
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                                                     0.13%
 Expenses                                                                                                  1.41%
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                     36%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS Y              YEAR ENDED SEPTEMBER 30,                   2001               2000          1999
=======================================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period                        $ 67.53            $ 49.54       $ 42.38
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .22                .64           .63
 Net realized and unrealized gain (loss)                      (15.68)             22.03         10.00
                                                            -------------------------------------------
 Total income (loss) from
 investment operations                                        (15.46)             22.67         10.63
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --               (.50)         (.48)
 Dividends in excess of net investment income                     --               (.06)           --
 Distributions from net realized gain                         (11.96)             (4.12)        (2.99)
 Total dividends and/or distributions
 to shareholders                                              (11.96)             (4.68)        (3.47)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $40.11             $67.53        $49.54
                                                            ===========================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                          (27.04)%            47.63%        27.11%

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                   $165,281           $203,252       $36,593
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                          $194,016           $136,515       $16,838
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                          0.54%              0.90%         1.07%
 Expenses                                                       1.06%              0.82%         0.78%
 Expenses, net of voluntary waiver of transfer agent fees       1.00%               N/A           N/A
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          36%                62%           68%

1. For the period from November 17, 1998 (inception of offering) to
September 30, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Fund (the Fund) is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. Beginning September 1, 2001, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
---------------------------------
 2004(1)            $353,985

1. The capital loss carryover was acquired in connection with the Oppenheimer
Global Emerging Growth Fund merger.

As of September 30, 2001, the Fund had approximately $166,333,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $10,336,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
September 30, 2001, the Fund's projected benefit obligations were increased by
$54,126 and payments of $3,365 were made to retired trustees, resulting in an accumulated liability of $1,067,248 as of September 30, 2001.

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED
plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $370,194, an increase in overdistributed net investment income of $8,916,684, and a decrease in accumulated net realized loss on investments of $9,286,878. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED SEPTEMBER 30, 2001(1)       YEAR ENDED SEPTEMBER 30, 2000
                                     SHARES                  AMOUNT             SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------

 CLASS A
 Sold                            47,128,811         $ 2,381,817,622         41,268,514     $ 2,702,564,515
 Dividends and/or
 distributions reinvested        20,052,922           1,048,767,808          5,740,489         324,107,834
 Redeemed                       (37,646,130)         (1,865,937,005)       (31,111,804)     (2,029,170,529)
                                ---------------------------------------------------------------------------
 Net increase (decrease)         29,535,603         $ 1,564,648,425         15,897,199     $   997,501,820
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                            10,085,318         $   490,716,770          9,879,530     $   629,792,322
 Dividends and/or
 distributions reinvested         6,522,425             326,903,986          1,862,665         102,333,780
 Redeemed                       (10,096,988)           (486,625,903)        (7,899,146)       (501,703,309)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          6,510,755         $   330,994,853          3,843,049     $   230,422,793
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                             7,495,513         $   368,696,789          4,469,297     $   289,819,449
 Dividends and/or
 distributions reinvested         1,334,263              67,921,429            229,374          12,762,899
 Redeemed                        (4,134,940)           (198,514,738)        (1,719,363)       (110,821,444)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          4,694,836         $   238,103,480          2,979,308     $   191,760,904
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS N
 Sold                               154,405         $     6,997,793                 --     $            --
 Dividends and/or
 distributions reinvested                --                      --                 --                  --
 Redeemed                            (5,068)               (210,303)                --                  --
                                ---------------------------------------------------------------------------
 Net increase (decrease)            149,337         $     6,787,490                 --     $            --
                                ===========================================================================

-----------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                             2,548,784         $   128,496,279          3,351,080     $   219,038,460
 Dividends and/or
 distributions reinvested           692,969              36,263,077             87,974           4,957,327
 Redeemed                        (2,130,929)           (106,082,163)        (1,167,854)        (76,962,599)
                                ---------------------------------------------------------------------------
 Net increase (decrease)          1,110,824         $    58,677,193          2,271,200     $   147,033,188
                                ===========================================================================

1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for
Class N shares.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were
$3,987,173,403 and $2,767,894,090, respectively.

        As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $7,276,406,331 was:

          Gross unrealized appreciation               $   838,920,899
          Gross unrealized depreciation                (1,326,339,340)
                                                      ---------------
          Net unrealized appreciation (depreciation)  $  (487,418,441)
                                                      ===============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1.0 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63%
of the next $4.0 billion and 0.61% of average annual net asset in excess of
$10.0 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.67%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.The Fund pays
OFS an agreed-upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE          CLASS A        COMMISSIONS        COMMISSIONS       COMMISSIONS      COMMISSIONS
                            FRONT-END        FRONT-END         ON CLASS A         ON CLASS B        ON CLASS C       ON CLASS N
                        SALES CHARGES    SALES CHARGES             SHARES             SHARES            SHARES           SHARES
                           ON CLASS A      RETAINED BY        ADVANCED BY        ADVANCED BY       ADVANCED BY      ADVANCED BY
 YEAR ENDED                    SHARES      DISTRIBUTOR      DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------------

 September 30, 2001      $  9,627,021     $  2,347,569      $   1,878,590     $   15,428,115     $   2,361,704      $   62,983

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            CLASS A                 CLASS B         CLASS C        CLASS N
                         CONTINGENT              CONTINGENT      CONTINGENT     CONTINGENT
                           DEFERRED                DEFERRED        DEFERRED       DEFERRED
                      SALES CHARGES           SALES CHARGES   SALES CHARGES  SALES CHARGES
                        RETAINED BY             RETAINED BY     RETAINED BY    RETAINED BY
 YEAR ENDED             DISTRIBUTOR             DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------------------------

 September 30, 2001     $    40,866            $  2,032,266      $  143,217      $      96

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $13,668,954, all of which were paid by the Distributor to recipients, and included $749,176 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on
Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED

Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                                                              DISTRIBUTOR'S
                                                                                          DISTRIBUTOR'S           AGGREGATE
                                                                                              AGGREGATE        UNREIMBURSED
                                                                                           UNREIMBURSED       EXPENSES AS %
                                              TOTAL PAYMENTS         AMOUNT RETAINED           EXPENSES       OF NET ASSETS
                                                  UNDER PLAN          BY DISTRIBUTOR         UNDER PLAN            OF CLASS
----------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                    $17,318,966             $13,977,896        $26,183,680                1.89%
 Class C Plan                                      4,484,304               2,037,493          5,021,967                1.20
 Class N Plan                                          4,961                   4,961            131,710                2.21

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                                     CONTRACT           VALUATION AS OF          UNREALIZED
 CONTRACT DESCRIPTION                   EXPIRATION DATES        AMOUNT (000S)            SEPT. 30, 2001        DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 British Pound Sterling (GBP)                    10/1/01             GBP1,975                $2,901,943           $  14,216
 Hong Kong Dollar (HKD)                          10/3/01             HKD4,741                   607,902                  --
 Japanese Yen (JPY)                              10/1/01         JPY1,050,189                 8,815,486             108,621
                                                                                                               -------------
 Total Unrealized Depreciation                                                                                     $122,837
                                                                                                               =============

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $40,795,200, which represents 0.60% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                 UNREALIZED
                                             ACQUISITION                             VALUATION AS OF           APPRECIATION
 SECURITY                                          DATES              COST        SEPTEMBER 30, 2001         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------

 STOCKS AND WARRANTS
 Swiss Medical SA                        10/28/97-7/3/01       $28,590,000               $40,795,200            $12,205,200

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

     The Fund had no borrowings outstanding during the year ended or at
September 30, 2001.

                           36 OPPENHEIMER GLOBAL FUND

                                                        A-1
                                                    Appendix A

-------------------------------------------------------------------------------------------------------------------
                                              Industry Classifications
-------------------------------------------------------------------------------------------------------------------

Aerospace/Defense                                            Food and Drug Retailers
Air Transportation                                           Gas Utilities
Asset-Backed                                                 Health Care/Drugs
Auto Parts and Equipment                                     Health Care/Supplies & Services
Automotive                                                   Homebuilders/Real Estate
Bank Holding Companies                                       Hotel/Gaming
Banks                                                        Industrial Services
Beverages                                                    Information Technology
Broadcasting                                                 Insurance
Broker-Dealers                                               Leasing & Factoring
Building Materials                                           Leisure
Cable Television                                             Manufacturing
Chemicals                                                    Metals/Mining
Commercial Finance                                           Nondurable Household Goods
Communication Equipment                                      Office Equipment
Computer Hardware                                            Oil - Domestic
Computer Software                                            Oil - International
Conglomerates                                                Paper
Consumer Finance                                             Photography
Consumer Services                                            Publishing
Containers                                                   Railroads & Truckers
Convenience Stores                                           Restaurants
Department Stores                                            Savings & Loans
Diversified Financial                                        Shipping
Diversified Media                                            Special Purpose Financial
Drug Wholesalers                                             Specialty Printing
Durable Household Goods                                      Specialty Retailing
Education                                                    Steel
Electric Utilities                                           Telecommunications - Long Distance
Electrical Equipment                                         Telephone - Utility
Electronics                                                  Textile, Apparel & Home Furnishings
Energy Services                                              Tobacco
Entertainment/Film                                           Trucks and Parts
Environmental                                                Wireless Services
Food

                                                    Appendix B
                          OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans3
(4)      Group Retirement Plans4
(5)      403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or

                SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
                    Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus
(unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5
This waiver provision applies to:

-        Purchases of Class A shares aggregating $1 million or more.

-        Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.

              -     Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)      by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that
              Plan has made special arrangements with the Distributor for those purchases.

      -           Purchases of Class A shares by  Retirement  Plans that have any of the  following  record-keeping arrangements:
(1)      The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a
              daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
              Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
              Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
              Investments").

(2)      The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
              Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3)      The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

      -           Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the
      Transfer Agent on or before March 1, 2001.

                               Waivers of Class A Sales Charges of Oppenheimer Funds
A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
-        The Manager or its affiliates.

-        Present or former officers, directors, trustees and employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
-        Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-        Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
-        Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
-        Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
         Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
-        Investment advisors and financial planners who have entered into an agreement for this purpose with the
         Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
-        "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-        Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
-        Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
-        Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
-        A unit investment trust that has entered into an appropriate agreement with the Distributor.
-        Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
         Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-        A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
-        A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
-        Shares issued in plans of  reorganization,  such as mergers,  asset  acquisitions and exchange offers,  to which the Fund is a party.
-        Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
-        Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of
              Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
-        Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
              Trust Series.
-        Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      - To make  Automatic  Withdrawal  Plan payments that are limited  annually to no more than 12% of the account value adjusted annually.

-        Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
-        For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)      To return excess contributions.
         To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.6
(5)      Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue
                Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
                Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.7
         Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the
                Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
                Distributor.
         Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

      -For distributions  from 401(k) plans sponsored by broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

                  III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
-        Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
-        Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social
         Security Administration.
-        Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
-        Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
-        Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

|_|      -    Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more
         Oppenheimer funds.

-        Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of           the participant

                or beneficiary. The death or disability must occur after the                   participant's
                account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.9
(5)      To make distributions required under a Qualified Domestic Relations Order             or, in the case of
                an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
                To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
                Revenue Code.
(7)      For loans to participants or beneficiaries.10
(8)      On account of the participant's separation from service.11
(9)      Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the
                Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(10)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(11)     Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan.
          (12)  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         (13)   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
         -    Redemptions  of Class B shares or Class C shares under an Automatic  Withdrawal  Plan from an account other than a Retirement  Plan if the  aggregate  value of the redeemed  shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
-        Shares sold to the Manager or its affiliates.
-        Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-        Shares issued in plans of reorganization to which the Fund is a party.
         -        Shares sold to present or former officers, directors, trustees or employees (and their
              "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

           IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

                               ---------------------------- ---------------------------- ----------------------------

       Oppenheimer Quest Value Fund, Inc.                                               o                            Sales Charge as a % of Net Amount Invested
       Oppenheimer Small Cap Value Fund
       Oppenheimer Quest Balanced Value Fund
       Oppenheimer Quest Global Value Fund, Inc.
       Oppenheimer Quest Opportunity Value Fund

            These arrangements also apply to shareholders
   of the following funds when they merged (were
   reorganized) into various Oppenheimer funds on
   November 24, 1995:

     Quest for Value U.S. Government Income Fund
     Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund
     Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund
     Quest for Value California Tax-Exempt Fund

            All of the funds listed above are referred to
   in this Appendix as the "Former Quest for Value
   Funds."  The waivers of initial and contingent
   deferred sales charges described in this Appendix
   apply to shares of an Oppenheimer fund that are
   either:

         -           acquired    by    such    shareholder
         pursuant   to  an   exchange   of  shares  of  an
         Oppenheimer  fund  that  was  one of  the  Former
         Quest for Value Funds, or
            -        purchased  by  such   shareholder  by
   exchange  of shares of  another  Oppenheimer  fund that
   were  acquired  pursuant  to the  merger  of any of the
   Former   Quest  for  Value   Funds   into  that   other
   Oppenheimer fund on November 24, 1995.

   A.  Reductions or Waivers of Class A Sales Charges.

            - -  Reduced Class A Initial Sales Charge
   Rates for Certain Former Quest for Value Funds
   Shareholders.

   Purchases by Groups and Associations.  The following
   table sets forth the initial sales charge rates for
   Class A shares purchased by members of "Associations"
   formed for any purpose other than the purchase of
   securities. The rates in the table apply if that
   Association purchased shares of any of the Former
   Quest for Value Funds or received a proposal to
   purchase such shares from OCC Distributors prior to
   November 24, 1995.

   Number of Eligible Employees or Members                  IConcessioneasC%aofeOffering Priceering Price    Initial

                               ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

         - -  Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
              -   Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who
                  acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA
                  Family of Funds.

-        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
-

         - -  Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         - -  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
                  -        withdrawals  under an automatic  withdrawal  plan holding only either Class B or Class C shares if the annual  withdrawal  does not exceed 10% of the initial value of the account  value, adjusted annually, and
                  -        liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         - -  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24,
1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former
Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6,
1995, but prior to November 24, 1995:

-        redemptions  following the death or disability of the  shareholder(s)  (as evidenced by a determination of total disability by the U.S. Social Security Administration);

-        withdrawals  under an automatic  withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
                  -        liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of

                                   Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account
Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account
CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account
CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account
CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         -    Class A Contingent Deferred Sales Charge.
Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make
additional purchases of Class A shares at net asset value
without a Class A initial sales charge, but subject to the
Class A contingent deferred sales charge that was in effect
prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent
deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold,
whichever is smaller (in such redemptions, any shares not
subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior
Class A CDSC are:
(1)      persons whose purchases of Class A shares of a Fund
                and other Former Connecticut Mutual Funds were
                $500,000 prior to March 18, 1996, as a result
                of direct purchases or purchases pursuant to
                the Fund's policies on Combined Purchases or
                Rights of Accumulation, who still hold those
                shares in that Fund or other Former
                Connecticut Mutual Funds, and
(2)      persons whose intended purchases under a Statement of
                Intention entered into prior to March 18,
                1996, with the former general distributor of
                the Former Connecticut Mutual Funds to
                purchase shares valued at $500,000 or more
                over a 13-month period entitled those persons
                to purchase shares at net asset value without
                being subject to the Class A initial sales
                charge.

         Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this
arrangement they will be subject to the prior Class A CDSC.

         -    Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and
acquired Class A shares prior to March 18, 1996, and still
holds Class A shares:

(1)      any purchaser, provided the total initial amount
                invested in the Fund or any one or more of the
                Former Connecticut Mutual Funds totaled
                $500,000 or more, including investments made
                pursuant to the Combined Purchases, Statement
                of Intention and Rights of Accumulation
                features available at the time of the initial
                purchase and such investment is still held in
                one or more of the Former Connecticut Mutual
                Funds or a Fund into which such Fund merged;
(2)      any participant in a qualified plan, provided that
                the total initial amount invested by the plan
                in the Fund or any one or more of the Former
                Connecticut Mutual Funds totaled $500,000 or
                more;
(3)      Directors of the Fund or any one or more of the
                Former Connecticut Mutual Funds and members of
                their immediate families;
(4)      employee benefit plans sponsored by Connecticut
                Mutual Financial Services, L.L.C. ("CMFS"),
                the prior distributor of the Former
                Connecticut Mutual Funds, and its affiliated
                companies;
(5)      one or more members of a group of at least 1,000
                persons (and persons who are retirees from
                such group) engaged in a common business,
                profession, civic or charitable endeavor or
                other activity, and the spouses and minor
                dependent children of such persons, pursuant
                to a marketing program between CMFS and such
                group; and
(6)      an institution acting as a fiduciary on behalf of an
                individual or individuals, if such institution
                was directly compensated by the individual(s)
                for recommending the purchase of the shares of
                the Fund or any one or more of the Former
                Connecticut Mutual Funds, provided the
                institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut
Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder
exchanges the variable annuity contract proceeds to buy Class
A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge
will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual
Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March
18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have
been purchased prior to March 18, 1996:
(1)      by the estate of a deceased shareholder;
(2)      upon the disability of a shareholder, as defined in
                Section 72(m)(7) of the Internal Revenue Code;
(3)      for retirement distributions (or loans) to
                participants or beneficiaries from retirement
                plans qualified under Sections 401(a) or
                403(b)(7)of the Code, or from IRAs, deferred
                compensation plans created under Section 457 of
                the Code, or other employee benefit plans;
(4)      as tax-free returns of excess contributions to such
                retirement or employee benefit plans;

(5)      in whole or in part, in connection with shares sold
                to any state, county, or city, or any
                instrumentality, department, authority, or
                agency thereof, that is prohibited by
                applicable investment laws from paying a sales
                charge or concession in connection with the
                purchase of shares of any registered
                investment management company;

(6)      in connection with the redemption of shares of the
                Fund due to a combination with another
                investment company by virtue of a merger,
                acquisition or similar reorganization
                transaction;
(7)      in connection with the Fund's right to involuntarily
                redeem or liquidate the Fund;
(8)      in connection with automatic redemptions of Class A
                shares and Class B shares in certain
                retirement plan accounts pursuant to an
                Automatic Withdrawal Plan but limited to no
                more than 12% of the original value annually;
                or
(9)      as involuntary redemptions of shares by operation of
                law, or under procedures set forth in the
                Fund's Articles of Incorporation, or as
                adopted by the Board of Directors of the Fund.

          Special Reduced Sales Charge for Former Shareholders
                   VI. of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer
U.S. Government Trust, Oppenheimer Strategic Income Fund and
Oppenheimer Capital Income Fund who acquired (and still hold)
shares of those funds as a result of the reorganization of
series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance
America Funds, Inc. on March 30, 1990, may purchase Class A
shares of those four Oppenheimer funds at a maximum sales
charge rate of 4.50%.

   VII. Sales Charge Waivers on Purchases of Class M Shares
          of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of
investors listed below who, prior to March 11, 1996, owned
shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales
charge:
-        the Manager and its affiliates,
-        present or former officers, directors, trustees and
         employees (and their "immediate families" as defined
         in the Fund's Statement of Additional Information) of
         the Fund, the Manager and its affiliates, and
         retirement plans established by them or the prior
         investment advisor of the Fund for their employees,
-        registered management investment companies or
         separate accounts of insurance companies that had an
         agreement with the Fund's prior investment advisor or
         distributor for that purpose,
-        dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
-        employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that have
         entered into sales arrangements with those dealers or
         brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the
         purchaser certifies to the Distributor at the time of
         purchase that the purchaser meets these
         qualifications,

|_|      dealers, brokers, or registered investment advisors
              that had entered into an agreement with the
              Distributor or the prior distributor of the Fund
              specifically providing for the use of Class M
              shares of the Fund in specific investment
              products made available to their clients, -
         and dealers, brokers or registered investment
         advisors that had entered into an agreement with the
         Distributor or prior distributor of the Fund's shares
         to sell shares to defined contribution employee
         retirement plans for which the dealer, broker, or
         investment advisor provides administrative services.

---------------------------------------------------------------
Oppenheimer Global Fund
---------------------------------------------------------------

Internet Website:

         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor

         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.525.7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
          Mayer, Brown & Platt
          1675 Broadway
          New York, NY 10019-5820

         (OppenheimerFunds logo)

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